Exhibit 10(xx)

Dated 27 January 2005

Between

THE HOLDING COMPANIES

TXU CORP.

THE CORP PERSONS

THE TXUE PERSONS

and

THE KPMG OFFICEHOLDERS

___________________________________
SETTLEMENT AGREEMENT
____________________________________

Cadwalader

Cadwalader, Wickersham & Taft LLP
265 Strand
London, WC2R 1BH

Tel: +44 (0) 20 7170 8700
Fax: +44 (0) 20 7170 8600
Ref: 95977.001/JD/YC

		Page
1	INTERPRETATION	2
2	SETTLEMENT	7
3	RELEASES	8
4	CONDITIONS	9
5	EXCLUDED COMPANIES	10
6	WARRANTIES	11
7	EXCLUSION OF LIABILITY	11
8	FURTHER ASSURANCE	12
9	NO RIGHT OF SET-OFF	12
10	VALUE ADDED TAX	12
11	WITHHOLDING TAX	13
12	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT	13
13	MISCELLANEOUS	14
14	COSTS	15
15	NOTICES	15
16	GOVERNING LAW AND JURISDICTION	16
Schedule 1 The Holding Companies		23
Schedule 2 The Corp Persons		29
Schedule 3 The TXUE Persons		30
Schedule 4 The Operating Companies		31
Schedule 5 Excluded Companies		36
Schedule 6 Operating Company Deed of Release		41
Schedule 7 Excluded Company Deed of Release		61
Schedule 8 Terms of Holding Company CVA Creditor Release		71
Schedule 9 Principal Creditors		72
Schedule 10 Principal Creditor Deed of Release		73

-i-

THIS AGREEMENT is made this 27th day of January 2005

BETWEEN:

(1)
The companies named in Schedule 1 hereto (the “Holding Companies”), each acting by the respective officeholders named in Schedule 1, as agents without personal liability (collectively, the “KPMG Officeholders”);

(2)	TXU Corp., a corporation incorporated under the laws of Texas in the United States of America and having its registered office at Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201, USA (“Corp”);

(3)	The past or present directors, officers and employees of Corp named in Schedule 2 hereto, acting solely in their respective capacities as such (the “Corp Persons”);

(4)
The past or present directors, officers, employees and advisers of the Holding Companies and the Operating Companies named in Schedule 3 hereto, acting solely in their respective capacities as such (the “TXUE Persons”); and

(5)	The KPMG Officeholders.

WHEREAS:

(A)	Capitalised terms used but not defined in these recitals have the respective meanings set out above or in Clause 1.1 of this Agreement.

(B)
Each of the Holding Companies entered either administration or liquidation proceedings, as the case may be, on the date specified in Schedule 1, and presently acts by its respective KPMG Officeholders.

(C)
Each of the companies named in the table set out in Schedule 4 (the “Operating Companies”) entered either administration or liquidation proceedings, as the case may be, on the date specified in Schedule 4, and presently acts by the respective administrators or liquidators specified therein (collectively, the “Operating Company Officeholders”).

(D)
The Operating Company Officeholders have issued proposals, dated 10 January 2005, for CVAs for each of the Operating Companies (the “Operating Company CVAs”), each to be considered by meetings of members and creditors to be convened on 28 January 2005.

(E)
The KPMG Officeholders intend to propose CVAs for certain of the Holding Companies, including the Core Holding Company CVAs, each to be considered by meetings of members and creditors to be convened on or before 30 April 2005.

(F)
Certain of the Holding Companies and the Operating Companies have put Corp, certain of the Corp Persons and certain of the TXUE Persons on notice of claims any or all of them have or may have against any or all of Corp, the Corp Persons and the TXUE Persons. Each of Corp, the Corp Persons and the TXUE Persons denies liability in respect of all such claims.

(G)	Corp has put the KPMG Officeholders on notice of a claim it has or may have for interest payable in respect of the Share Alternative Notes.

(H)
The parties wish to agree a full and final settlement for all purposes on the terms and conditions set out in this Agreement of all matters arising out of or in relation to the conduct of Corp, the Corp Persons, the TXUE Persons, the TXUE Third Parties and the Corp Third Parties in connection with the business or affairs of any member of the TXUE Group and all losses and potential losses suffered or alleged to be suffered by any member of the TXUE Group or its creditors.

NOW IT IS AGREED as follows:

1	INTERPRETATION

1.1	In this Agreement (including its recitals), unless the context otherwise requires, the following words and expressions shall have the following respective meanings:

“Business Day” means any day (except a Saturday or a Sunday) on which commercial banks and foreign exchange markets are open for general business in the City of London;

“Claims” means, in connection with the business or affairs of any member of the TXUE Group, any or all claims and applications (whether they are or may become vested in any member of the TXUE Group, any Officeholder, any CVA Creditor or any other person, and whether they are or may become vested by way of present or future assignment or otherwise) that any person owes any obligation or should be required to make any payment or do any act or is under any liability to another person (including any claim or application for indemnity or contribution) whether or not, as at the date of this Agreement, such claim, application, obligation, requirement or liability is actual or alleged, known or unknown, notified or not notified, whether or not it is present, future, prospective, or contingent, whether or not its amount is fixed or liquidated, whether or not it is admitted or disputed, whether or not it involves the payment of money or performance, whether it is secured or unsecured, whether it arises by virtue of common law, equity or statute, whether or not it relates to a substantive or procedural right or power including a right or power to pursue any Statutory Claim, whether or not it arises under English law, Dutch law or the law of any other jurisdiction, whether or not it arises in England or any other jurisdiction and whether or not it exists in law as at the date of this Agreement, but in each case excluding any claim or application arising under this Agreement, the Tax Cooperation Agreement or any Deed of Release;

“Core Holding Company CVAs” means CVAs to be proposed for TXUEL, TXU Acquisitions, EH3, EGO BV, TEG and Eastern Funding;

“Core Operating Company CVAs” means the Operating Company CVAs proposed for TXUEG, TXU EET, TXU UK, TXU Europe Power Limited (in administration), EGFL, TXU Europe Merchant Properties Limited (in liquidation), TXU (UK) Holdings, Energy Holdings (No. 6) Limited (in administration), Eastern Electricity Holdings Limited (in administration), TXU Germany Limited (in liquidation), TXU Europe (Blade) Limited (in liquidation), TXU Europe (Blade No. 2) Limited (in liquidation) and TXU Direct Sales Limited (in liquidation);

“Corp Subsidiary” means a Subsidiary of Corp that is not a member of the TXUE Group;

“Corp Third Party” means any (i) Corp Subsidiary and (ii) past or present director, officer, employee, auditor, agent or adviser of or to Corp or a Corp Subsidiary, in each case acting solely in its capacity as such, who is not a Corp Person;

“CVA” means a company voluntary arrangement under Part I of the Insolvency Act which is binding upon all of the creditors of the relevant company in accordance with the Insolvency Act;

“CVA Creditor” means any person acting solely in its capacity as a creditor of a Holding Company or an Operating Company, who is or becomes bound in that capacity by a CVA that contains a CVA Creditor Release;

“CVA Creditor Release” means:

(a)	with respect to a Holding Company, terms of a CVA substantially the same as those set out in Schedule 8; and

(b)
with respect to an Operating Company, terms of a CVA identical to those set out in Clauses 33.4 to 33.6 of the Operating Company CVAs in the form contained in the proposals for the Operating Company CVAs issued on 10 January 2005;

“Deed of Release” means any Excluded Company Deed of Release, Operating Company Deed of Release or Principal Creditor Deed of Release;

“Designated Account” means the account at Bank of Ireland, 20 Berkeley Square, London W1J 6LL (sort code: 30-16-07, account no: 86279574 and account name: JR Tucker and PW Wallace, Joint Administrators TXU Europe Limited);

“Eastern Funding” means TXU Eastern Funding Company (in administration), a company incorporated in England and Wales with company number 03710529, acting by its joint administrators as agents without personal liability and having its registered office at 8 Salisbury Square, London EC4Y 8BB;

“Effective Date” means the first Business Day on which all of the conditions set out in Section 4 are and remain fully and irrevocably satisfied or waived in accordance with Section 4;

“EGFL” means Eastern Group Finance Limited (in liquidation), a company incorporated in England and Wales with company number 02937764, acting by its joint liquidators as agents without personal liability and having its registered office at 8 Salisbury Square, London EC4Y 8BB;

“EGO BV” means Energy Group Overseas B.V. (in administration), a company incorporated in the Netherlands with company number 33296337, acting by its joint administrators as agents without personal liability and having its registered office at De Boelelaan 7, Amsterdam, 1083 HJ, Netherlands;

“EH3” means Energy Holdings (No. 3) Limited (in liquidation), a company incorporated in England and Wales with company number 03257256, acting by its joint liquidators as agents without personal liability and having its registered office at 8 Salisbury Square, London EC4Y 8BB;

“E&Y” means Ernst & Young LLP, of 1 More London Place, London SE1 2AF;

“Excluded Company” means (i) each of the companies in the TXUE Group named in the table set out in Schedule 5 and (ii) any Operating Company in respect of which, immediately following the last occurring Implementation Date in respect of the Core Operating Company CVAs, no Implementation Date for a CVA has occurred;

“Excluded Company Deed of Release” means a deed of release between (i) one or more Excluded Companies and their respective Excluded Company Officeholders (if any), (ii) TXUEL and the TXUEL Officeholders and (iii) Corp, in substantially the form set out in Schedule 7;

“Excluded Company Officeholder” means any liquidator, scheme administrator, CVA supervisor, administrative receiver or other appointed officeholder of an Excluded Company, in each case acting solely in its capacity as such;

“Excluded Company Third Party” means (i) any past or present director, officer, employee, auditor, agent or adviser of or to an Excluded Company and (ii) any creditor of an Excluded Company, in each case acting solely in its capacity as such;

“Finco 2” means TXU Finance (No. 2) Limited (in administration), a company incorporated in England and Wales with company number 03514100, acting by its joint administrators as agents without personal liability and having its registered office at 8 Salisbury Square, London EC4Y 8BB;

“German Finance” means TXU Europe German Finance B.V. (in liquidation), a company incorporated in the Netherlands with company number 27251472, acting by its joint liquidators as agents without personal liability and having its registered office at Koninginnegracht 15 2514 AB, The Hague, Netherlands;

“German Finance Officeholders” means the joint liquidators of German Finance, each acting as agent without personal liability;

“Holding Company CVA” means a CVA in respect of a Holding Company;

“Implementation Date” means, with respect to any Holding Company CVA or Operating Company CVA, the date on which all conditions with respect to its effectiveness are fully and irrevocably satisfied or waived and (i) the prescribed period for an application under sections 4A(3) or 6 of the Insolvency Act or rule 1.17A(3) of the Insolvency Rules 1986 (calculated by reference to sections 6(3)(a) and 4A(4) of the Insolvency Act and rule 1.17A(6) of the Insolvency Rules 1986) or any appeal in respect of such application has expired; (ii) if an application under sections 4A or 6 of the Insolvency Act or rule 1.17A(3) of the Insolvency Rules 1986 has been served or an appeal in respect of such application has been made prior to the expiry of such period, such application or appeal has been dismissed or withdrawn; and (iii) any court sanction required by law in order to give effect to the relevant CVA has been granted and the period for any appeal has expired or any such appeal has been dismissed or withdrawn;

“Insolvency Act” means the Insolvency Act 1986;

“Ireland 1” means TXU Europe Ireland 1 (in liquidation), a company incorporated in Ireland with company number 316371, acting by its joint liquidators as agents without personal liability and having its registered office at Wilton Place, Dublin 2, Ireland;

“Ireland 1 Officeholders” means the joint liquidators of Ireland 1, each acting as agent without personal liability;

“KPMG” means KPMG LLP, of 8 Salisbury Square, London EC4Y 8BB;

“Officeholders” means (i) the KPMG Officeholders, (ii) the Operating Company Officeholders, (iii) the Excluded Company Officeholders, (iv) the predecessors of each of them and (v) in the event of a subsequent liquidation, scheme of arrangement or company voluntary arrangement of or in relation to any of the Holding Companies, the Operating Companies or the Excluded Companies, any liquidator, scheme administrator, CVA supervisor or other appointed officeholder in respect of any such company;

“Operating Companies” has the meaning set out in the recitals hereto;

“Operating Company CVAs” has the meaning set out in the recitals hereto;

“Operating Company Deed of Release” means a deed of release between (i) each Operating Company (save any Operating Company to whom, by virtue of Clause 2.5 of the Operating Company Deed of Release, the terms of such Deed of Release will not apply) and its respective Operating Company Officeholders, (ii) Ireland 1 and the Ireland 1 Officeholders, (iii) German Finance and the German Finance Officeholders, (iv) TXUEL and the TXUEL Officeholders, and (v) Corp, in substantially the form set out in Schedule 6;

“Operating Company Officeholder” has the meaning set out in the recitals hereto;

“Principal Creditor” means each institution, being a creditor of one or more of the Holding Companies acting solely in its capacity as such, named in Schedule 9;

“Principal Creditor Deed of Release” means a deed of release between (i) one or more of the Principal Creditors, (ii) the TXUE Persons as at the date hereof, (iii) the Corp Persons as at the date hereof and (iv) Corp, in substantially the form set out in Schedule 10;

“Reimbursement Sums” means (i) the sum of £680,553.03 in respect of pre-administration fees paid by or on behalf of one or more of the Holding Companies to Lovells and (ii) the sum of US$2,857,552.59 in respect of the rebate of certain insurance premia to TXUEG, each to be paid by Corp pursuant to Section 2;

“Settlement Sum” means the sum of US$205,000,000 to be paid by Corp pursuant to Section 2;

“Share Alternative Notes” means the notes issued pursuant to an investment agreement between Corp, Finco 2, TXU Acquisitions and others dated 2 March 1998, as amended;

“Statutory Claims” means any Claims brought pursuant to sections 212 to 215, 235, 236, 238 to 245 or 423 to 425 of the Insolvency Act, or any substantially similar Claims vested in an Officeholder or a general body of creditors under the insolvency laws of any jurisdiction, against any of Corp, the Corp Persons, the Corp Third Parties, the TXUE Persons and the TXUE Third Parties;

“Subsidiary” means a subsidiary within the meaning of section 736 of the Companies Act 1985;

“Tax Cooperation Agreement” means the deed between Corp, TXUEL, Finco 2, TXU Acquisitions and others dated 31 December 2004, as amended from time to time;

“TEG” means The Energy Group Limited (in administration), a company incorporated in England and Wales with company number 03613919, acting by its joint administrators as agents without personal liability and having its registered office at 8 Salisbury Square, London EC4Y 8BB;

“TXU Acquisitions” means TXU Acquisitions Limited (in administration), a company incorporated in England and Wales with company number 03455523, acting by its joint administrators as agents without personal liability and having its registered office at 8 Salisbury Square, London EC4Y 8BB;

“TXU EET” means TXU Europe Energy Trading Limited (in administration), a company incorporated in England and Wales with company number 03116221, acting by its joint administrators as agents without personal liability and having its registered office at 1 More London Place, London SE1 2AF;

“TXUEG” means TXU Europe Group plc (in administration), a company incorporated in England and Wales with company number 03247622, acting by its joint administrators as agents without personal liability and having its registered office at 1 More London Place, London SE1 2AF;

“TXUEG Group” means TXUEG and its Subsidiaries;

“TXUE Group” means the TXUEL Group and the TXUEG Group;

“TXUEL” means TXU Europe Limited (in administration), a company incorporated in England and Wales with company number 03505836, acting by its joint administrators as agents without personal liability and having its registered office at 8 Salisbury Square, London EC4Y 8BB;

“TXUEL Group” means TXUEL and its Subsidiaries, excluding the companies in the TXUEG Group;

“TXUEL Officeholders” means the KPMG Officeholders of TXUEL, each acting as agent without personal liability;

“TXUE Third Party” means, excluding any Excluded Company Third Party, any past or present director, officer, employee, auditor, agent or adviser of or to a Holding Company or an Operating Company, in each case acting solely in its capacity as such, who is not a TXUE Person;

“TXU UK” means TXU UK Limited (in administration), a company incorporated in England and Wales with company number 02937796, acting by its joint administrators as agents without personal liability and having its registered office at 1 More London Place, London SE1 2EF;

“TXU (UK) Holdings” means TXU (UK) Holdings Limited (in administration), a company incorporated in England and Wales with company number 02907433, acting by its joint administrators as agents without personal liability and having its registered office at 1 More London Place, London SE1 2AF;

“US$” means the dollar currency of the United States; and

“VAT” means value added tax as provided for in the Value Added Tax Act 1994.

1.2
References herein to any numbered Section, Part, Clause, Schedule or Annex without further designation shall, unless the context otherwise requires, be construed as a reference to the section, part or clause of or schedule or annex to this Agreement as so numbered.

1.3	Schedules and Annexes to this Agreement form part of and are deemed to be incorporated in this Agreement.

1.4	Section headings of and in any Schedule or Annex to this Agreement are for convenience only and shall not be taken into account in the interpretation of this Agreement.

1.5	References in this Agreement to any statute or statutory provision shall mean that statute or statutory provision as amended and in force as at the date of this Agreement.

1.6	Words used in this Agreement importing the plural shall include the singular and vice versa.

1.7
The term “person” when used in this Agreement shall include an individual, a firm, a body corporate, an unincorporated association, a partnership and a person’s legal personal representatives or successors.

1.8	Statements contained in the recitals to this Agreement shall be considered in the interpretation of this Agreement.

2	SETTLEMENT

2.1
In consideration of the releases, waivers and discharges to be given under Clauses 3.3 and 3.4, and subject to the occurrence of the Effective Date, Corp shall, within seven Business Days of the Effective Date, pay the Settlement Sum and the Reimbursement Sums by way of bank transfer to the Designated Account.

3	RELEASES

3.1	The terms of this Section 3 shall become effective subject to and immediately upon receipt of the Settlement Sum and the Reimbursement Sums in accordance with Section 2.

3.2
In consideration of the releases, waivers and discharges to be given to them hereunder, each of Corp and the Corp Persons hereby irrevocably releases, waives and discharges any and all Claims (including, for the avoidance of doubt, any Claims in respect of the Share Alternative Notes that are not released pursuant to the terms of the CVA for TXU Acquisitions) it has or may have against any or all of:

3.2.1	the Holding Companies;

3.2.2	the Operating Companies, Ireland 1, German Finance and each of their respective Officeholders, provided in each case that such party has executed and is bound by the Operating Company Deed of Release;

3.2.3	the TXUE Persons;

3.2.4	the TXUE Third Parties;

3.2.5	the CVA Creditors; and

3.2.6	the KPMG Officeholders and their predecessors (if any).

3.3
In consideration of receipt of the Settlement Sum and the Reimbursement Sums and the releases, waivers and discharges given to them hereunder, each of the Holding Companies and its respective KPMG Officeholders hereby irrevocably releases, waives and discharges any and all Claims it has or may have against any or all of:

3.3.1	the TXUE Persons;

3.3.2	the TXUE Third Parties;

3.3.3	Corp;

3.3.4	the Corp Persons; and

3.3.5	the Corp Third Parties.

3.4
In consideration of the releases, waivers and discharges given to them hereunder, each of the TXUE Persons hereby irrevocably releases, waives and discharges any and all Claims it has or may have against any or all of:

3.4.1	the Holding Companies;

3.4.2	the Operating Companies, Ireland 1, German Finance and each of their respective Officeholders, provided in each case that such party has executed and is bound by the Operating Company Deed of Release;

3.4.3	all other TXUE Persons;

3.4.4	the TXUE Third Parties;

3.4.5	the Corp Persons;

3.4.6	the Corp Third Parties;

3.4.7	the CVA Creditors; and

3.4.8	the KPMG Officeholders and their predecessors (if any).

3.5
Subject to the consent in writing of (i) the TXUEL Officeholders and (ii) Corp, during the period between the execution of this Agreement and the Effective Date, additional persons may be added to the lists of Corp Persons and TXUE Persons set out in Schedules 2 and 3, as the case may be. Such persons will, as a result of and with effect from such addition, become parties to this Agreement.

4	CONDITIONS

4.1
Corp’s obligation to pay the Settlement Sum and the Reimbursement Sums shall be subject to the following conditions having been fully and irrevocably satisfied, or having been waived in accordance with Clause 4.2, on or before the earlier of (i) 30 November 2005 and (ii) the making of any announcement or giving of any notice by the KPMG Officeholders of an intention not to proceed with the Core Holding Company CVAs:

4.1.1
the full and irrevocable satisfaction of all conditions to the occurrence of an Implementation Date in respect of each Core Holding Company CVA, save for payment of the Settlement Sum and the Reimbursement Sums;

4.1.2	an Implementation Date having occurred in respect of each Core Operating Company CVA;

4.1.3
the inclusion of a CVA Creditor Release in (i) the terms as approved of each Operating Company CVA in respect of which an Implementation Date has occurred prior to or upon the last occurring Implementation Date in respect of the Core Operating Company CVAs; (ii) the terms as approved of each Holding Company CVA in respect of which the conditions to the occurrence of an Implementation Date (save for the payment of the Settlement Sum and the Reimbursement Sums) have been fully and irrevocably satisfied as at the satisfaction or waiver of the condition set out in Clause 4.1.1; and (iii) the terms (as then proposed) of any other Holding Company CVA that is the subject of proposals pending as at the satisfaction or waiver of the condition set out in Clause 4.1.1;

4.1.4
the execution and delivery to Corp of the Operating Company Deed of Release by all parties thereto (save any Operating Company to whom, by virtue of Clause 2.5 of the Operating Company Deed of Release, the terms of such Deed of Release will not apply);

4.1.5	the execution and delivery to Corp of a Principal Creditor Deed of Release by each of the Principal Creditors; and

4.1.6
final injunctions having been obtained in ancillary proceedings under section 304 of the United States Bankruptcy Code in respect of (i) each Core Holding Company CVA and (ii) CVAs for TXU EET, TXU UK, TXUEG, EGFL and TXU (UK) Holdings.

4.2	The provisions of:

4.2.1
Clause 4.1.1 may be waived, with respect to any Core Holding Company CVA, either (i) by written agreement between Corp and the relevant Holding Company, or (ii) by written agreement between Corp and each other Holding Company in respect of which a Core Holding Company CVA is being proposed (and in respect of which no such waiver is being made or proposed), provided that, in the event of and with effect from such waiver as specified in (ii), and notwithstanding any provision of this Agreement to the contrary, the terms of this Agreement (including for the avoidance of doubt Section 3) shall not apply to the Holding Company in respect of which the waiver is given;

4.2.2	Clause 4.1.2 may be waived by written agreement between the KPMG Officeholders and Corp; and

4.2.3	Clauses 4.1.3 to 4.1.6 inclusive (or any part of them) may be waived by Corp by written notice to the KPMG Officeholders.

5	EXCLUDED COMPANIES

5.1
In consideration of, and as soon as practicable following, the execution and delivery to them of an Excluded Company Deed of Release by any Excluded Company and its Officeholders (if any), each of TXUEL, the TXUEL Officeholders and Corp agrees also to execute such Excluded Company Deed of Release.

5.2
In consideration of, subject to and immediately upon the later of (i) the execution and delivery of an Excluded Company Deed of Release by any Excluded Company and its Officeholders (if any) and each of TXUEL, the TXUEL Officeholders and Corp; and (ii) the full and irrevocable satisfaction of all conditions to its effectiveness, each of Corp, the Corp Persons and the TXUE Persons hereby, without further action, irrevocably releases, waives and discharges any and all Claims it has or may have against any or all of:

5.2.1	such Excluded Company;

5.2.2	its Excluded Company Officeholders and their predecessors (in each case if any); and

5.2.3	subject to Clause 5.3, its Excluded Company Third Parties.

5.3
No creditor of an Excluded Company acting solely in its capacity as such shall be entitled to the benefit of the releases, waivers and discharges given in Clause 5.2 upon the conditions set out therein unless and until it is finally bound, whether directly or by a CVA or otherwise, by terms that are substantially the same as those set out in Schedule 8.

6	WARRANTIES

6.1	Corp hereby represents, warrants and undertakes that:

6.1.1
it has the power, capacity and authority to enter into this Agreement and to exercise its rights and perform its obligations hereunder and that all corporate and other action required to authorise the execution of this Agreement and the performance of its obligations hereunder has been duly taken;

6.1.2
it has, or has provided, all consents and any other necessary authorisations and approvals required to enable it or its authorised representative lawfully to enter into, execute, perform and comply with its obligations under this Agreement and such authorisations, consents and approvals are in full force and effect;

6.1.3	to the best of its knowledge, information and belief, no steps have been taken for the revocation or cancellation of any necessary consents, authorisations and approvals;

6.1.4
all other acts, conditions and things required to be done, fulfilled and performed in order (i) to enable it lawfully to enter into and to exercise its rights under and perform the obligations assumed by it in this Agreement and (ii) to ensure that the obligations expressed to be assumed by it in the Agreement are legal, valid and binding have been done, fulfilled and performed; and

6.1.5	it has not entered into any pending agreements, transactions or negotiations that would render this Agreement, or any part of it, void, voidable or unenforceable.

6.2	Each of the Corp Persons and the TXUE Persons represents, warrants and undertakes that:

6.2.1	it has the necessary power, capacity and authority to execute (including, where applicable, on behalf of other parties to this Agreement) and perform its obligations under this Agreement; and

6.2.2	this Agreement is valid and binding upon it in accordance with its terms.

6.3
Each of the parties acknowledges and agrees that, save as expressly referred to herein, in entering into this Agreement it has not relied on any statement, representation or silence of any other party to this Agreement.

7	EXCLUSION OF LIABILITY

7.1	The Parties to this Agreement acknowledge and agree that:

7.1.1	the KPMG Officeholders act at all times solely as agents of the Holding Companies, in each case without personal liability;

7.1.2
none of the KPMG Officeholders nor their firm, fellow members, partners, employees, agents, advisers or representatives shall incur any personal liability under, or by virtue of this Agreement, nor in relation to any related matter or claim howsoever, whenever and wherever arising, and whether such claim is formulated in contract and/or tort or by reference to any other remedy or right, and in whatever jurisdiction or forum;

7.1.3
none of the KPMG Officeholders nor their firm, fellow members, partners, employees, agents, advisers or representatives has given or entered into any collateral undertakings, representations, warranties or agreements as principal in connection with this Agreement;

7.1.4
the KPMG Officeholders are a party to this Agreement in their personal capacities solely for the purpose of receiving the benefit of the exclusions, limitations, undertakings, covenants and releases in their favour as provided in this Agreement; and

7.1.5	nothing in this Agreement shall operate to restrict or affect in any way any right of the KPMG Officeholders to an indemnity or assurance to which by law the KPMG Officeholders are entitled.

8	FURTHER ASSURANCE

Each party shall at its own cost do and execute or procure to be done and executed all necessary acts, deeds, documents and things reasonably within its power to give effect to this Agreement.

9	NO RIGHT OF SET-OFF

Except as provided herein, any payments agreed to be made pursuant to this Agreement shall be made in full without deduction, set-off, retention or counterclaim, any right to which is expressly waived by Corp.

10	VALUE ADDED TAX

10.1	All amounts expressed in this Agreement as payable by Corp are expressed exclusive of any VAT which may be chargeable thereon.

10.2	In the event that any VAT is properly chargeable on any amount paid by Corp hereunder:

10.2.1
the amount paid by Corp shall be exclusive of VAT which will be charged in addition hereto, provided that Corp shall have no obligation to pay any amount in respect of such VAT, unless and until it has recovered an amount equal to such VAT;

10.2.2
if the TXUEL Officeholders so request and Corp agrees (such agreement not to be unreasonably withheld or delayed), Corp shall appoint KPMG as its agent for the purposes of making any claim for a refund under the provisions of the Thirteenth VAT Directive, provided that KPMG shall in performing such agency take into account any reasonable comments made by Corp in relation to any step required in order to claim the refund; and

10.2.3	otherwise, Corp agrees that it shall take all reasonable steps to procure the repayment of such VAT, including the making of a claim for a refund under the provisions of the Thirteenth VAT Directive.

11	WITHHOLDING TAX

11.1
All amounts payable by Corp under Section 2 of this Agreement shall be paid free and clear of any deduction for income taxes and withholding taxes. If such income taxes or withholding taxes are required by law, the amount of the payment due shall be increased to an amount which (after any income taxes or withholding taxes) leaves an amount equal to the payment which would have been due if no income taxes or withholding taxes had been required.

11.2
To the extent that any such withholding taxes could be reduced or eliminated by the provision of appropriate withholding certificates, TXUEL and the TXUEL Officeholders shall cooperate in obtaining and providing such certificates.

11.3
To the extent that the Settlement Sum or the Reimbursement Sums are increased as a result of Clause 11.1, TXUEL and any other Holding Company receiving (whether directly or indirectly) such amounts will notify Corp of the existence of any potential claim for refund of any amount of the increase that is available to them, will use its reasonable efforts to pursue a claim for refund of such amount from the relevant tax authority at the direction and expense of Corp and will remit any amounts refunded (including interest earned thereon, net of any tax suffered) to Corp.

11.4
TXUEL and the TXUEL Officeholders shall use reasonable efforts at the direction and expense of Corp to procure the cooperation of any CVA Creditor who may be in a position to obtain and provide such certificates as are specified in Clause 11.2 or claim for and remit such refunds as are specified in Clause 11.3.

11.5	Corp and the Holding Companies agree that no amounts payable by Corp under Sections 2 or 11 of this Agreement have been paid in consideration of services performed in the United States of America.

12	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT

12.1	It is expressly intended and agreed by the parties that:

12.1.1	each TXUE Third Party;

12.1.2	each Corp Third Party;

12.1.3	each Operating Company;

12.1.4	each Officeholder;

12.1.5	each Excluded Company;

12.1.6	each Excluded Company Third Party; and

12.1.7	each CVA Creditor,

shall be entitled in its own right to enforce such releases, waivers and discharges as may be given to it and become effective under the terms of Section 3 or Section 5, as the case may be, by virtue of and in accordance with the Contracts (Rights of Third Parties) Act 1999.

12.2	With the exception of the persons referred to in Clause 12.1, a person who is not a party to this Agreement may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999.

12.3
No consent of any third party (including for the avoidance of doubt, any person referred to in Clause 12.1) shall be required to amend, waive or substitute or supplement any provisions of this Agreement.

12.4
Unless agreed otherwise pursuant to a Deed of Release, the parties to this Agreement may rescind or vary the Agreement or any of its terms without the consent of any person referred to in Clause 12.1, even if the rights of any such person under Clause 12.1 shall, by reason of such rescission or variation, be extinguished or altered.

13	MISCELLANEOUS

13.1	This Agreement constitutes the whole agreement between the parties hereto relating to its subject matter.

13.2	This Agreement supersedes any other agreement or arrangement entered into between the parties with respect to the subject matter hereof.

13.3	If any term of this Agreement is deemed illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

13.3.1	the legality, validity or enforceability in that jurisdiction of any other term of this Agreement; or

13.3.2	the legality, validity or enforceability in other jurisdictions of that term or any other term of this Agreement.

13.4
This Agreement shall be binding upon and inure for the benefit of the parties hereto, their successors and assigns. It is the intention of the parties hereto that this Agreement shall be binding to the maximum extent permitted by law upon their successors and assigns, an appointed liquidator for any such companies or other trustee or agent for creditors in connection with any insolvency proceedings.

13.5	Subject to Clause 3.5 herein, this Agreement may not be modified, amended or supplemented except as may be agreed and made in writing signed by or on behalf of each of the parties hereto.

13.6	This Agreement may be executed in two or more counterparts each of which shall be deemed to be an original and which together shall constitute one and the same agreement.

13.7
Except as set out in this Clause 13.7, no public announcement of the terms of this Agreement or its implementation shall be made save in terms agreed between Corp and the KPMG Officeholders. Each party to this Agreement agrees that it will make no public comment of a disparaging nature in relation to any other party in connection with the business or affairs of any member of the TXUE Group. The parties to this Agreement acknowledge that Corp will have an entitlement to file a copy of this Agreement with the Securities and Exchange Commission, and that the Operating Companies and the Holding Companies will be entitled to make appropriate disclosure as part of their CVA documentation and to creditors’ committees and meetings of creditors and members and as otherwise required by law. The Holding Companies agree to use reasonable endeavours to consult with Corp with respect to the terms of any such disclosure to be made by them as part of their CVA documentation.

14	COSTS

The parties shall each bear their own costs in connection with the preparation, negotiation, execution and implementation of this Agreement.

15	NOTICES

15.1	Any notice under this Agreement shall be given by being duly transmitted to the following address by facsimile transmission:

15.1.1	in the cases of Corp and the Corp Persons, to TXU Corp., 1601 Bryan Street, Dallas TX 75201, USA, facsimile number +1 214 812 6032 (for the attention of David Poole);

15.1.2	in the cases of any of the Holding Companies or the KPMG Officeholders, to KPMG LLP of 8 Salisbury Square, London EC4Y 8BB, facsimile number 020 7694 3011 (for the attention of Jim Tucker);

15.1.3	in the cases of the TXUE Persons named in Part I of Schedule 3, to TXU Corp., 1601 Bryan Street, Dallas TX 75201, USA, facsimile number +1 214 812 6032 (for the attention of David Poole);

15.1.4
in the cases of the TXUE Persons named in Part II of Schedule 3, to Berwin Leighton Paisner, Adelaide House, London Bridge, London EC4R 9HA, facsimile number 020 7760 1111 (for the attention of BLAR/DAP/DUL/SJNS/21146/2); and

15.1.5
in the case of the TXUE Persons named in Part III of Schedule 3, to Lovells, Atlantic House, Holborn Viaduct, London EC1A 2FG, facsimile number 020 7296 2001 (for the attention of Russell Sleigh/Jeremy Cole);

or such other address and numbers as each such party may from time to time expressly substitute for them by notice given to the other parties.

15.2	Any notice under this Agreement will be deemed to be given when the relevant facsimile transmission is received in legible form.

15.3	All documents that are required to be delivered to Corp under this Agreement shall be delivered to the address and for the attention specified in Clause 15.1.5.

16	GOVERNING LAW AND JURISDICTION

16.1	This Agreement shall be governed by and construed in accordance with English law.

16.2
The parties hereby irrevocably agree to submit to the exclusive jurisdiction of the High Court of England and Wales in respect of any dispute, action or proceeding arising out of or in connection with this Agreement. Each party hereby irrevocably waives any objection which it might have at any time to the High Court being nominated as the forum to hear and determine any such dispute, action or proceeding and for such purpose agrees not to claim that such court is an inconvenient or inappropriate forum.

16.3
Each of Corp and the Corp Persons irrevocably appoints Lovells, of Atlantic House, Holborn Viaduct, London EC1A 2FG, facsimile number 020 7296 2001 (for the attention of Russell Sleigh/Jeremy Cole), as its agent for service of process in relation to any proceedings before the English Courts in connection with this Agreement.

AS WITNESS the hands of the parties or their duly authorised representatives the day and year first before written.

HOLDING COMPANIES

SIGNED by  )
ENERGY HOLDINGS (No.1) LIMITED  )
(in administration)   )
ENERGY HOLDINGS (No.2) LIMITED  )
(in administration)   )
ENERGY HOLDINGS (No.4) LIMITED  )
(in administration)   )
ENERGY HOLDINGS (No.5) LIMITED  )
(in administration)   )
THE ENERGY GROUP LIMITED  )
(in administration)   )
TXU ACQUISITIONS LIMITED  )
(in administration)   )
TXU EASTERN FINANCE (A) LIMITED  )
(in administration)   )
TXU EASTERN FINANCE (B) LIMITED  )
(in administration)   )
TXU EASTERN FUNDING COMPANY  )
(in administration)   )
TXU EUROPE LIMITED  )
(in administration)  )
TXU FINANCE (No.2) LIMITED  )
(in administration)   )
each acting by JAMES TUCKER, of KPMG LLP,  )
its Joint Administrator acting as agent and without   )
personal liability.

SIGNED by    )
ALLIEDHIKE LIMITED   )
(in liquidation)    )
ANGBUR INVESTMENT TRUST LIMITED   )
(in liquidation)    )
ANGLO-FRENCH EXPLORATION    )
COMPANY LIMITED   )
(in liquidation)   )
C. TENNANT, SONS & COMPANY LIMITED   )
(in liquidation)    )
CGF INVESTMENTS LIMITED   )
(in liquidation)    )
CONSOLIDATED GOLD FIELDS LIMITED   )
(in liquidation)   )
ENERGY (No.30) LIMITED   )
(in liquidation)    )
ENERGY HOLDINGS (No.3) LIMITED   )
(in liquidation)    )
ENERGY NOMINEES LIMITED   )
(in liquidation)    )
ENERGY RESOURCES LIMITED   )
(in liquidation)    )
GOLD FIELDS RHODESIAN DEVELOPMENT    )
COMPANY LIMITED (THE)   )
(in liquidation)    )
GOLD FIELDS INDUSTRIAL LIMITED   )
(in liquidation)    )
GOLD FIELDS INDUSTRIAL HOLDINGS LIMITED  )
(in liquidation)   )
GOLD FIELDS MAHD ADH DHAHAB LIMITED   )
(in liquidation)    )
GOLD FIELDS MINING & INDUSTRIAL LIMITED  )
(in liquidation)    )
MINING & INDUSTRIAL HOLDINGS LIMITED   )
(in liquidation)    )
NEW CONSOLIDATED GOLD FIELDS LIMITED   )
(in liquidation)    )
ROSE, LLOYD & CO. LIMITED   )
(in liquidation)    )
TEG (HEAD OFFICE) LIMITED   )
(in liquidation)    )
TENNANT SECURITY LIMITED   )
(in liquidation)    )
TENNANT TRADING LIMITED   )
(in liquidation)    )
THE ENERGY GROUP INTERNATIONAL LIMITED )
(in liquidation)    )
each acting by JAMES TUCKER, of KPMG LLP,   )
its Joint Liquidator acting as agent and without    )
personal liability.   )

SIGNED by  )
ENERGY GROUP HOLDINGS B.V.  )
(in administration)   )
ENERGY GROUP OVERSEAS B.V.  )
(in administration)   )
each acting by FINBARR O'CONNELL, of KPMG LLP, )
its Joint Administrator acting as agent and without   )
personal liability.  )

SIGNED by )
MAJOR INSURANCE COMPANY LIMITED )
(BERMUDA) )
(in liquidation) acting by MIKE MORRISON, )
of KPMG LLP, its Joint Liquidator acting as agent )
and without personal liability. )

KPMG OFFICEHOLDERS

SIGNED by JAMES TUCKER, of KPMG LLP, in  )
his own capacity and on behalf of   )
the administrators or liquidators of:  )
Anglo-French Exploration Company Limited (in liquidation) )
Energy Holdings (No.1) Limited (in administration)  )
Energy Holdings (No.2) Limited (in administration)  )
Energy Holdings (No.4) Limited (in administration)  )
Energy Holdings (No.5) Limited (in administration)  )
The Energy Group Limited (in administration)  )
TXU Acquisitions Limited (in administration)  )
TXU Eastern Finance (A) Limited (in administration)  )
TXU Eastern Finance (B) Limited (in administration)  )
TXU Eastern Funding Company (in administration)  )
TXU Europe Limited (in administration)  )
TXU Finance (No.2) Limited (in administration)  )
Alliedhike Limited (in liquidation)  )
Angbur Investment Trust Limited (in liquidation)  )
C. Tennant, Sons & Company Limited (in liquidation)  )
CGF Investments Limited (in liquidation)  )
Consolidated Gold Fields Limited (in liquidation)  )
Energy (No.30) Limited (in liquidation)  )
Energy Holdings (No.3) Limited (in liquidation)  )
Energy Nominees Limited (in liquidation)  )
Energy Resources Limited (in liquidation)  )
Gold Fields Rhodesian Development  )

Company Limited (The) (in liquidation)  )
Gold Fields Industrial Limited (in liquidation)  )
Gold Fields Industrial Holdings Limited (in liquidation)  )
Gold Fields Mahd Adh Dhahab Limited (in liquidation)  )
Gold Fields Mining & Industrial Limited(in liquidation)  )
Mining & Industrial Holdings Limited (in liquidation)  )
New Consolidated Gold Fields Limited (in liquidation)  )
Rose, Lloyd & Co. Limited (in liquidation)  )
TEG (Head Office) Limited (in liquidation)  )
Tennant Security Limited (in liquidation)  )
Tennant Trading Limited (in liquidation)  )
The Energy Group International Limited (in liquidation)  )
without personal liability.   )

SIGNED by    )
FINBARR O'CONNELL, of KPMG LLP, in )
his own capacity and on behalf of   )
PHILIP WALLACE   )
in relation to    )
Energy Group Holdings B.V. (in administration) )
Energy Group Overseas B.V. (in administration) )
without personal liability.  )

SIGNED by    )
MIKE MORRISON, of KPMG LLP, in  )
his own capacity in relation to  )
Major Insurance Company Limited   )
(Bermuda) (in liquidation)  )
without personal liability.  )

SIGNED by TXU CORP.    )
acting by Eric H Peterson, Executive  )
Vice President and General Counsel  )
of TXU Corp., duly authorised    )
to sign on behalf of TXU Corp.   )

SIGNED by Eric H Peterson, Executive  )
Vice-President and General Counsel of  )
TXU Corp., duly authorised to sign on behalf of )
the CORP PERSONS named in Schedule 2  )
herein.       )

SIGNED by Eric H Peterson, Executive  )
Vice-President and General Counsel of  )
TXU Corp., duly authorised to sign on behalf of )
the TXUE PERSONS named in Part I of Schedule )
3 herein.      )

SIGNED by LOVELLS acting by Russell HP Sleigh, )
Partner, duly authorised to sign on behalf of Lovells  )
and any of its partners or employees, including any  )
employees of Lovells Services Limited, solely in its and  )
their capacities as former advisers to any or all of the  )
Holding Companies.      )

SIGNED by BERWIN LEIGHTON PAISNER )
acting by Benjamin M. Larkin, Partner, duly authorised )
to sign on behalf of the TXUE PERSONS named )
in Part II of Schedule 3.    )

  Schedule 1

The Holding Companies

Company	Status	Company Number	KPMG Officeholders	Petition Date
Energy Holdings (No.1) Limited	Administration	3239971	Joint administrators: James Tucker and Jeremy Spratt of KPMG LLP	2 May 2003
Energy Holdings (No. 2) Limited	Administration	2969102	Joint administrators: James Tucker and Jeremy Spratt of KPMG LLP	2 May 2003
Energy Holdings (No. 4) Limited	Administration	1468589	Joint administrators: James Tucker and Jeremy Spratt of KPMG LLP	2 May 2003
Energy Holdings (No. 5) Limited	Administration	941665	Joint administrators: James Tucker and Jeremy Spratt of KPMG LLP	2 May 2003
Energy Group Holdings B.V.	Administration	33296335 (Amsterdam)	Joint administrators: Philip Wallace and Finbarr O’Connell of KPMG LLP	20 November 2003
Energy Group Overseas B.V.	Administration	33296337 (Amsterdam)	Joint administrators: Philip Wallace and Finbarr O’Connell of KPMG LLP	20 November 2003

Company	Status	Company Number	KPMG Officeholders	Petition Date
The Energy Group Limited	Administration	3613919	Joint Administrators: Philip Wallace and James Tucker of KPMG LLP	19 November 2002
TXU Acquisitions Limited	Administration	3455523	Joint Administrators: Philip Wallace and James Tucker of KPMG LLP	19 November 2002
TXU Eastern Finance (A) Limited	Administration	3680673	Joint administrators: James Tucker and Richard Hill of KPMG LLP	3 November 2003
TXU Eastern Finance (B) Limited	Administration	3679711	Joint administrators: James Tucker and Richard Hill of KPMG LLP	3 November 2003
TXU Eastern Funding Company	Administration	3710529	Joint Administrators: James Tucker and Richard Hill of KPMG LLP	3 November 2003
TXU Europe Limited	Administration	3505836	Joint Administrators: Philip Wallace and James Tucker of KPMG LLP	19 November 2002
TXU Finance (No. 2) Limited	Administration	3514100	Joint Administrators: Philip Wallace and James Tucker of KPMG LLP	2 May 2003

Company	Status	Company Number	KPMG Officeholders	Petition Date
Alliedhike Limited	Liquidation (CVL)	3328435	Joint Liquidators: James Tucker and Jeremy Spratt of KPMG LLP	17 April 2004
Angbur Investment Trust Limited	Liquidation (CVL)	214006	Joint Liquidators: James Tucker and Jeremy Spratt of KPMG LLP	2 February 2004
Anglo-French Exploration Company Limited	Liquidation (MVL)	30500	Joint liquidators: James Tucker and Jeremy Spratt of KPMG LLP	2 February 2004
C. Tennant, Sons & Company Limited	Liquidation (CVL)	719196	Joint Liquidators: James Tucker and Jeremy Spratt of KPMG LLP	2 February 2004
CGF Investments Limited	Liquidation (MVL)	2399504	Joint Liquidators: James Tucker and Jeremy Spratt of KPMG LLP	2 February 2004
Consolidated Gold Fields Limited	Liquidation (MVL)	36936	Joint Liquidators: James Tucker and Jeremy Spratt of KPMG LLP	8 February 1999
Energy (No.30) Limited	Liquidation (CVL)	3568436	Joint Liquidators: James Tucker and Jeremy Spratt of KPMG	17 April 2003

Company	Status	Company Number	KPMG Officeholders	Petition Date
Energy Holdings (No. 3) Limited	Liquidation (CVL)	3257256	Joint Liquidators: James Tucker and Jeremy Spratt of KPMG LLP	30 December 2002
Energy Nominees Limited	Liquidation (MVL)	333359	Joint liquidators: James Tucker and Jeremy Spratt of KPMG LLP	2 February 2004
Energy Resources Limited	Liquidation (CVL)	3273548	Joint liquidators: James Tucker and Jeremy Spratt of KPMG LLP	17 April 2003
Gold Fields Rhodesian Development Company Limited (The)	Liquidation (CVL)	119968	Joint liquidators: James Tucker and Jeremy Spratt of KPMG LLP	2 February 2004
Gold Fields Industrial Limited	Liquidation (CVL)	92890	Joint liquidators: James Tucker and Jeremy Spratt of KPMG LLP	2 February 2004
Gold Fields Industrial Holdings Limited	Liquidation (CVL)	261411	Joint liquidators: James Tucker and Jeremy Spratt of KPMG LLP	29 April 2004
Gold Fields Mahd adh Dhahab Limited	Liquidation (CVL)	1205059	Joint liquidators: James Tucker and Jeremy Spratt of KPMG LLP	2 February 2004

Company	Status	Company Number	KPMG Officeholders	Petition Date
Gold Fields Mining & Industrial Limited	Liquidation (CVL)	114629	Joint liquidators: James Tucker and Jeremy Spratt of KPMG LLP	29 April 2004
Major Insurance Company Limited	Liquidation (MVL - Bermuda)	13574 (Bermuda)	Mike Morrison of KPMG LLP (Bermuda)	6 October 2003
Mining & Industrial Holdings Limited	Liquidation (MVL)	714355	Joint liquidators: James Tucker and Jeremy Spratt of KPMG LLP	2 February 2004
New Consolidated Gold Fields Limited	Liquidation (MVL)	157784	Joint liquidators: James Tucker and Jeremy Spratt of KPMG LLP	2 February 2004
Rose, Lloyd & Co. Limited	Liquidation (MVL)	155388	Joint liquidators: James Tucker and Jeremy Spratt of KPMG LLP	2 February 2004
TEG (Head Office) Limited	Liquidation (CVL)	2259512	Joint liquidators: James Tucker and Jeremy Spratt of KPMG LLP	17 April 2003
Tennant Security Limited	Liquidation (MVL)	70705	Joint liquidators: James Tucker and Jeremy Spratt of KPMG LLP	2 February 2004

Company	Status	Company Number	KPMG Officeholders	Petition Date
Tennant Trading Limited	Liquidation (CVL)	219270	Joint liquidators: James Tucker and Jeremy Spratt of KPMG LLP	2 February 2004
The Energy Group International Limited	Liquidation (CVL)	410122	Joint liquidators: James Tucker and Jeremy Spratt of KPMG LLP	2 February 2004

  Schedule 2

The Corp Persons

Derek C Bonham
Brian A Dickie
H Jarrell Gibbs
Michael J McNally
Erle A Nye
Eric H Peterson
Philip G Turberville
Robert A Wooldridge

Jerry S Farrington
William M Griffin
Kerney Laday
Jack E Little
Margaret N Maxey
James E Oesterreicher
Charles R Perry
Herbert H Richardson

Manu Asthana
Thomas L Baker
Andrew C Cameron
John E Crawford Jr.
John P Gamino
Michael J Garberding
Anthony R Horton
Jerry D Hunt
Kirk R Oliver
Paul F O’Malley
Stanley J Szlauderbach
Peter B Tinkham
Philip S Toler
Max Underwood

  Schedule 3

The TXUE Persons

Part I

Derek C Bonham
Brian A Dickie
H Jarrell Gibbs
Michael J McNally
Erle A Nye
Eric H Peterson
Philip G Turberville
Robert A Wooldridge

Part II

Henry Birt
Howard Goodbourn
Brian Hutchinson
Paul C Marsh
Martin Murray
Roger Partington
Willem Smit
Martin S W Stanley
Gary Wiffin

Part III

Lovells and any of its partners or employees, including employees of Lovells Services Limited, solely in its and their capacities as former advisers to any or all of the Holding Companies.

  Schedule 4

The Operating Companies

Part I

Company	Status	Company Number	Operating Company Officeholders	Petition Date
TXU Europe Group plc	Administration	03247622	Joint Administrators: Alan Bloom and Roy Bailey of E&Y, together with Philip Wallace and James Tucker of KPMG	19 November 2002
TXU Europe Energy Trading Limited	Administration	03116221	Joint Administrators: Alan Bloom, Roy Bailey and Gareth Hughes of E&Y	19 November 2002
TXU Europe Power Limited	Administration	02353756	Joint Administrators: Alan Bloom and Roy Bailey of E&Y	17 February 2003
TXU UK Limited	Administration	02937796	Joint Administrators: Alan Bloom, Roy Bailey and Gareth Hughes of E&Y and Christopher Hughes of Talbot Hughes McKillop LLP[1]	19 November 2002

____________________
1  Christopher Hughes appointed on 11 March 2004.

Company	Status	Company Number	Operating Company Officeholders	Petition Date
Eastern Electricity Holdings Limited	Administration	04191756	Joint Administrators: Alan Bloom and Roy Bailey of E&Y	18 September 2003
TXU Europe Merchant Properties Limited	Liquidation (CVL)	03181383	Joint Liquidators: Alan Bloom and Roy Bailey of E&Y	29 January 2003
TXU Europe Merchant Generation Limited	Liquidation (CVL)	03116225	Joint Liquidators: Alan Bloom and Roy Bailey of E&Y	29 January 2003
TXU Europe Power Development Limited	Liquidation (CVL)	02529347	Joint Liquidators: Alan Bloom, Roy Bailey and Elizabeth Bingham of E&Y	19 June 2003
TXU Europe (Partington) Limited	Liquidation (CVL)	03210149	Joint Liquidators: Alan Bloom, Roy Bailey and Elizabeth Bingham of E&Y	24 April 2003
TXU Europe Power Production Services Limited	Liquidation (CVL)	03571895	Joint Liquidators: Alan Bloom and Roy Bailey of E&Y	29 January 2003
TXU (UK) Holdings Limited	Administration	02907433	Joint Administrators: Alan Bloom and Roy Bailey of E&Y	27 August 2003
Energy Holdings (No.6) Limited	Administration	04191744	Joint Administrators: Alan Bloom and Roy Bailey of E&Y	18 September 2003

Company	Status	Company Number	Operating Company Officeholders	Petition Date
TXU Europe Leasing (4) Limited	Liquidation (CVL)	02969719	Joint Liquidators: Alan Bloom, Roy Bailey and Elizabeth Bingham of E&Y	22 August 2003
TXU Europe (Blade No.2) Limited	Liquidation (CVL)	04165891	Joint Liquidators: Alan Bloom, Roy Bailey and Elizabeth Bingham of E&Y	11 July 2003
TXU Europe (Blade) Limited	Liquidation (CVL)	04195832	Joint Liquidators: Alan Bloom, Roy Bailey and Elizabeth Bingham of E&Y	22 August 2003
TXU Europe Trading Limited	Liquidation (MVL)	03431927	Joint Liquidators: Alan Bloom, Roy Bailey and Elizabeth Bingham of E&Y	24 April 2003
TXU Europe Natural Gas (Trading) Limited	Liquidation (CVL)	02937812	Joint Liquidators: Alan Bloom, Roy Bailey and Elizabeth Bingham of E&Y	11 July 2003
TXU Finland Holdings Limited	Liquidation (CVL)	03571911	Joint Liquidators: Alan Bloom, Roy Bailey and Elizabeth Bingham of E&Y	20 October 2004
TXU Germany Limited	Liquidation (CVL)	03571857	Joint Liquidators: Alan Bloom, Roy Bailey and Elizabeth Bingham of E&Y	20 October 2004
TXU Europe Overseas Finance Limited	Liquidation (CVL)	03116229	Joint Liquidators: Alan Bloom, Roy Bailey and Elizabeth Bingham of E&Y	24 July 2003

Company	Status	Company Number	Operating Company Officeholders	Petition Date
TXU Europe Leasing (5) Limited	Liquidation (CVL)	02512605	Joint Liquidators: Alan Bloom, Roy Bailey and Elizabeth Bingham of E&Y	22 August 2003
Precis (2264) Limited	Liquidation (CVL)	04487349	Joint Liquidators: Alan Bloom, Roy Bailey and Elizabeth Bingham of E&Y	22 August 2003
TXU Europe Renewable Generation Limited	Liquidation (CVL)	03300836	Joint Liquidators: Alan Bloom, Roy Bailey and Elizabeth Bingham of E&Y	20 October 2004
TXU Direct Sales Limited	Liquidation (CVL)	03181389	Joint Liquidators: Alan Lovett and Martin Fishman of E&Y	30 September 2003

Part II

Company	Status	Company Number	Operating Company Officeholders	Petition Date
Eastern Group Finance Limited	Liquidation (CVL)	02937764	Joint Liquidators: James Tucker and Jeremy Spratt of KPMG LLP	30 September 2003
Anglian Power Generators Limited	Administration	02488955	Joint Administrators: James Tucker and Philip Wallace of KPMG LLP	26 June 2003
Peterborough Power Limited	Administration	02353599	Joint Administrators: James Tucker and Philip Wallace of KPMG LLP	26 June 2003
TXU Europe Power Services Limited	Administration	03568319	Joint Administrators: James Tucker and Philip Wallace of KPMG LLP	26 June 2003

  Schedule 5

Excluded Companies

Company	Status	Company Number	Officeholders (if any)	Petition Date
Apriliasviluppo SRL Italy	Liquidation (In Italy)	07117271002	Massimo Matteini of Ciccioriccio e Associati
ARES Energie Direkt GmbH	Receivership (In Germany)	HRB 72090	Dirk Wittkowski of Henningsmeier Rechtanswalte
Barking Power Limited	Active - controlled by the directors	02354681	N/A	N/A
Eastern Energy Management Limited	Liquidation (CVL)	02879327	Joint Liquidators: Alan Bloom, Elizabeth Bingham and Roy Bailey of E&Y	24 July 2003
Eastern Group Insurance Services Limited	Overseas Company Liquidation completed		Joint Liquidators: Alan Bloom and Paul Duffy of E&Y

Company	Status	Company Number	Officeholders (if any)	Petition Date
Eastern Metering Services Limited	Active - controlled by the sole director: Paul Colin Marsh	03431926	N/A	N/A
Exploration Ventures Limited	Liquidation (MVL)	513532	Joint Liquidators: Jonathan Sisson and Richard Setchim of PricewaterhouseCoopers LLP	23 November 2004
Exven Limited	Liquidation (MVL)	977929	Joint Liquidators: Jonathan Sisson and Richard Setchim of PricewaterhouseCoopers LLP	23 November 2004
F.W. Cook (Mechanical Services) Limited	Liquidation (CVL)	01599611	Joint Liquidators: Alan Bloom, Elizabeth Bingham and Roy Bailey of E&Y	30 September 2003
Ginpep Limited (fka Eastern Metering and Data Collection Limited)	Liquidation (MVL)	03431922	Joint Liquidators: Alan Bloom, Roy Bailey and Elizabeth Bingham of E&Y	20 October 2004
Gold Fields Resources Limited	Active - controlled by the sole director: Paul Colin Marsh	2958009	N/A	N/A

Company	Status	Company Number	Officeholders (if any)	Petition Date
Hutchints Limited (fka Gwynedd Power Limited)	Liquidation (MVL)	03087765	Joint Liquidators: Alan Bloom, Roy Bailey and Elizabeth Bingham of E&Y	20 October 2004
Logicalform Limited	Active - controlled by the sole director: Paul Colin Marsh	03636453	N/A	N/A
Minven Minerals Limited	Liquidation (MVL)	987755	Joint Liquidators: Jonathan Sisson and Richard Setchim of PricewaterhouseCoopers LLP	23 November 2004
Nedalo B.V.	Liquidation (CVL)	30121704	Liquidator: Paul Schaink of Van Doorne	20 December 2002
Norweb Energi Limited	Liquidation (CVL)	04141411	Joint Liquidators: Anthony Supperstone and Malcolm Cohen of BDO Stoy Hayward	29 November 2002
Peabody Resources (UK) Limited	Active - controlled by the sole director: Paul Colin Marsh	1451215	N/A	N/A
Shotton Combined Heat and Power Limited	Administrative Receivership	03181385	Joint Receivers: Roger Marsh and Michael Horrocks of PricewaterhouseCoopers LLP	17 December 2002

Company	Status	Company Number	Officeholders (if any)	Petition Date
Speechnet Limited	Liquidation (CVL)	03046672	Joint Liquidators: Anthony Supperstone and Malcolm Cohen of BDO Stoy Hayward	11 July 2003
Stallingborough CHP Limited	Liquidation (CVL)	02669504	Joint Liquidators: Alan Bloom, Roy Bailey and Elizabeth Bingham of E&Y	30 September 2003
TXU Europe (AHG Shipping Services) Limited	Liquidation (CVL)	03169402	Joint Liquidators: Malcolm Cohen and Anthony Supperstone of BDO Stoy Hayward	24 April 2003
TXU Europe (Deutschland Beteiligungs) GmbH	Liquidation (In Germany)	501 HRB 5940	Jens-Soren Schroder of Johlke, Niethammer & Partner
TXU Europe Energy Trading (Deutschland) GmbH	Solvent Liquidation	HRB 5734	Joint Liquidators: Roy Bailey and Andreas Crone of E&Y	11 January 2005
TXU Europe Energy Trading (Italia) SpA	Liquidation (In Italy)	1311 5910 153	Massimo Matteini of Ciccioriccio e Associati
TXU Europe Energy Trading (Nederland) B.V.	Solvent Liquidation	24290470	Joint Liquidators: Roy Bailey and Alan Bloom of E&Y	11 January 2005

Company	Status	Company Number	Officeholders (if any)	Petition Date
TXU Europe Energy Trading (Poland) Zoo	Liquidation	0000042930	Mikolaj Franzkowia	April 2003
TXU Europe Energy Trading (UK) Limited	Liquidation (CVL)	03568552	Joint Liquidators: Anthony Supperstone and Malcolm Cohen of BDO Stoy Hayward	11 July 2003
TXU Europe Energy Trading B.V.	Bankruptcy	27182078	Jop Rosenberg Polak of Salomons Van der Valk and Jurjen Lemstra of Pels Rijcken & Droogleever Fortuijn	25 November 2004
TXU Stadtwerke Holdings GmbH & Co. KG	Active partnership	HRA 33411	Controlled by Roy Bailey of E&Y (via TXU Europe Energy Trading (Deutschland) GmbH and TXU Europe Energy Trading (Nederland) B.V partnership holdings - not as direct officeholder).	N/A
TXU (PT1) Limited (fka Energy Portfolio Funding Limited)	Liquidation (CVL)	03571869	Joint Liquidators: Alan Bloom, Roy Bailey and Elizabeth Bingham of E&Y	24 July 2003
Web Power Limited	Overseas Company		N/A	N/A
Zamojska Spolka Elektoenrgetyczna Sp Zoo	Liquidation (Poland)	RHB 582	Krzysztof Pilus of Domanski Zahrzewski Palinka sp.k.	2 October 2001

Schedule 6

Operating Company Deed of Release

Dated [  ]

Between
OPERATING COMPANIES AND THEIR OFFICEHOLDERS

TXU EUROPE IRELAND 1 (IN LIQUIDATION) AND ITS OFFICEHOLDERS

TXU EUROPE GERMAN FINANCE B.V. (IN LIQUIDATION) AND ITS OFFICEHOLDERS

TXU EUROPE LIMITED (IN ADMINISTRATION) AND ITS OFFICEHOLDERS

and

TXU CORP.
_________________________________

OPERATING COMPANY DEED OF RELEASE
_________________________________

Cadwalader

Cadwalader, Wickersham & Taft LLP
265 Strand
London, WC2R 1BH

Tel: +44 (0) 20 7170 8700
Fax: +44 (0) 20 7170 8600
Ref: YC/95977.001

		Page
1	INTERPRETATION	2
2	RELEASES	2
3	FURTHER ASSURANCE	3
4	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT	3
5	OFFICEHOLDERS NOT PERSONALLY LIABLE	4
6	MISCELLANEOUS	5
7	NOTICES	6
8	GOVERNING LAW AND JURISDICTION	6
Annex 1 Operating Companies and Officeholders		13

THIS DEED is made the [  ] day of [  ] 2005

BETWEEN:

(1)
The companies named in Parts I, II and III of Annex 1 hereto (the “Operating Companies”), each acting by its officeholders specified in Annex 1 as agents without personal liability (the “Operating Company Officeholders”);

(2)	The Operating Company Officeholders;

(3)
TXU Europe Ireland 1 (in liquidation), a company incorporated in Ireland with company number 316371, (“Ireland 1”) acting by its joint liquidators named in Part IV of Annex 1 as agents without personal liability (the “Ireland 1 Officeholders”), and having its registered office at Wilton Place, Dublin 2, Ireland;

(4)	The Ireland 1 Officeholders;

(5)
TXU Europe German Finance B.V. (in liquidation), a company incorporated in the Netherlands with company number 27251472, (“German Finance”) acting by its joint liquidators named in Part IV of Annex 1 as agents without personal liability (the “German Finance Officeholders”), and having its registered office at Koninginnegracht 15 2514 AB, The Hague, Netherlands;

(6)	The German Finance Officeholders;

(7)
TXU Europe Limited (in administration), a company incorporated in England and Wales with company number 03505836, acting by its joint administrators as agents without personal liability and having its registered office at 8 Salisbury Square, London EC4Y 8BB (“TXUEL”);

(8)
The joint administrators of TXUEL, James R Tucker and Philip W Wallace of KPMG LLP, of 8 Salisbury Square, London EC4Y 8BB, each acting as agent without personal liability (the “TXUEL Officeholders”); and

(9)	TXU Corp., a corporation incorporated under the laws of Texas in the United States of America and having its registered office at Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201, USA (“Corp”).

WHEREAS:

(A)	Capitalised terms used but not defined in these recitals have the respective meanings set out above or as specified in Clause 1.1 of this Deed.

(B)
Certain companies in the TXUE Group have put Corp, certain of the Corp Persons and certain of the TXUE Persons on notice of claims any or all of them have or may have against any or all of Corp, the Corp Persons and the TXUE Persons. Each of Corp, the Corp Persons and the TXUE Persons denies liability in respect of all such claims.

(C)
The Holding Companies and the KPMG Officeholders have entered into a settlement agreement dated on or about 27 January 2005 with Corp, the Corp Persons and the TXUE Persons (the “Settlement Agreement”). Pursuant to the terms of the Settlement Agreement (and subject to the satisfaction of certain conditions) releases, waivers and discharges will be granted by each of Corp, the Corp Persons and the TXUE Persons for the benefit of, amongst others, the Operating Companies and the Operating Company Officeholders.

(D)	It is a condition to the effectiveness of said releases that the parties execute and deliver this Deed on the terms set out below.

(E)	TXUEL, the TXUEL Officeholders and Corp wish to be parties to this Deed for the purposes of enforcement thereof.

NOW IT IS AGREED as follows:

1	INTERPRETATION

1.1	Capitalised terms used but not defined in this Deed have the respective meanings defined in the Settlement Agreement, save where specified or where the context otherwise requires.

1.2
References herein to any numbered Section, Part, Clause, or Annex without further designation shall, unless the context otherwise requires, be construed as a reference to the section, part or clause of or annex to this Deed as so numbered.

1.3	Annexes to this Deed form part of and are deemed to be incorporated in this Deed.

1.4	Section headings of and in any Annex to this Deed are for convenience only and shall not be taken into account in the interpretation of this Deed.

1.5	References in this Deed to any statute or statutory provision shall mean that statute or statutory provision as amended and in force as at the date of this Deed.

1.6	Words used in this Deed importing the plural shall include the singular and vice versa.

1.7
The term “person” when used in this Deed shall include an individual, a firm, a body corporate, an unincorporated association, a partnership and a person’s legal personal representatives or successors.

1.8	Statements contained in the recitals to this Deed shall be considered in the interpretation of this Deed.

2	RELEASES

2.1
Subject to Clause 2.5 below, the terms of this Section 2 shall become effective subject to and immediately upon receipt of the Settlement Sum and the Reimbursement Sums in accordance with Section 2 of the Settlement Agreement.

2.2
In consideration of the releases, waivers and discharges to be given under Clauses 3.2 and 3.4 of the Settlement Agreement, each of the Operating Companies, the Operating Company Officeholders, Ireland 1, the Ireland 1 Officeholders, German Finance and the German Finance Officeholders hereby irrevocably releases, waives and discharges, to the maximum extent permitted by law, any and all Claims it has or may have against any or all of:

2.2.1	the TXUE Persons;

2.2.2	the TXUE Third Parties;

2.2.3	Corp;

2.2.4	the Corp Persons; and

2.2.5	the Corp Third Parties.

2.3
Within two Business Days of receipt of the Settlement Sum and the Reimbursement Sums in accordance with Section 2 of the Settlement Agreement, the TXUEL Officeholders shall notify the Operating Company Officeholders of that fact, provided that failure to comply with this Clause shall not be a condition to the effectiveness of the releases in Clause 2.2.

2.4
TXUEL and Corp agree they shall not consent to any amendment or supplement to Section 3 of the Settlement Agreement without first obtaining the consent of the Operating Companies, the Operating Company Officeholders, Ireland 1, the Ireland 1 Officeholders, German Finance and the German Finance Officeholders.

2.5
Save for the companies named in Part III of Annex 1, the terms of this Deed shall not apply to any Operating Company in respect of which, immediately following the last occurring Implementation Date in respect of the Core Operating Company CVAs, no Implementation Date for a CVA has occurred.

3	FURTHER ASSURANCE

Each party shall at its own cost do and execute or procure to be done and executed all necessary acts, deeds, documents and things reasonably within its power to give effect to this Deed.

4	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT

4.1	It is expressly intended and agreed by the parties that each of:

4.1.1	the TXUE Persons;

4.1.2	the TXUE Third Parties;

4.1.3	the Corp Persons; and

4.1.4	the Corp Third Parties,

shall be entitled in its own right to enforce such releases, waivers and discharges as may be given to it and become effective under the terms of this Deed by virtue of and in accordance with the Contracts (Rights of Third Parties) Act 1999.

4.2	With the exception of the persons referred to in Clause 4.1, a person who is not a party to this Deed may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999.

4.3	No consent of any third party (including for the avoidance of doubt, any person referred to in Clause 4.1) shall be required to amend, waive, substitute or supplement any provisions of this Deed.

4.4
The parties to this Deed may rescind or vary this Deed or any of its terms without the consent of any person referred to in Clause 4.1, even if the rights of any such person under Clause 4.1 shall, by reason of such rescission or variation, be extinguished or altered.

5	OFFICEHOLDERS NOT PERSONALLY LIABLE

5.1
This Deed is entered into by the Operating Company Officeholders, the Ireland 1 Officeholders, the German Finance Officeholders and the TXUEL Officeholders as agents, in each case, without personal liability.

5.2	The Parties to this Deed acknowledge and agree that:

5.2.1
none of the TXUEL Officeholders, the Operating Company Officeholders, the Ireland 1 Officeholders and the German Finance Officeholders nor their respective firms, fellow members, partners, employees, agents, advisers or representatives shall incur any personal liability under, or by virtue of, this Deed, nor in relation to any related matter or claim howsoever, whenever and wherever arising, and whether such claim is formulated in contract and/or tort or by reference to any other remedy or right, and in whatever jurisdiction or forum;

5.2.2
none of the TXUEL Officeholders, the Operating Company Officeholders, the Ireland 1 Officeholders and the German Finance Officeholders nor their respective firms, fellow members, partners, employees, agents, advisers or representatives has given or entered into any collateral undertakings, representations, warranties or deeds in connection with this Deed;

5.2.3
save as specified above, the TXUEL Officeholders, the Operating Company Officeholders, the Ireland 1 Officeholders and the German Finance Officeholders are parties to this Deed in their personal capacities solely for the purpose of receiving the benefit of the exclusions, limitations, undertakings, covenants and releases in their favour as provided in or effected by this Deed; and

5.2.4
nothing in this Deed shall operate to restrict or affect in any way any right of the TXUEL Officeholders, the Operating Company Officeholders, the Ireland 1 Officeholders and the German Finance Officeholders to an indemnity or assurance to which by law they are entitled.

6	MISCELLANEOUS

6.1	This Deed constitutes the whole agreement between the parties hereto relating to its subject matter.

6.2
This Deed supersedes any other agreement or arrangement entered into between the parties with respect to the subject matter hereof and, to the extent that any other agreement or arrangement has been entered into by any party which contains provisions inconsistent with the terms of this Deed, the terms of this Deed shall prevail.

6.3	If any term of this Deed is deemed illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

6.3.1	the legality, validity or enforceability in that jurisdiction of any other term of this Deed; or

6.3.2	the legality, validity or enforceability in other jurisdictions of that term or any other term of this Deed.

6.4
This Deed shall be binding upon and inure for the benefit of the parties hereto, their successors and assigns. It is the intention of the parties hereto that this Deed shall be binding to the maximum extent permitted by law upon their successors and assigns, an appointed liquidator for any such companies or other trustee or agent for creditors in connection with any insolvency proceedings.

6.5	This Deed must not be modified, amended or supplemented except in writing signed by each of the parties hereto.

6.6	This Deed may be executed in two or more counterparts each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

6.7	The parties shall each bear their own costs in connection with the preparation, negotiation, execution and implementation of this Deed.

6.8
Except as set out in this Clause 6.8, no public announcement of the terms of this Deed, the Settlement Agreement or their implementation shall be made (save by Corp and the TXUEL Officeholders as permitted by the Settlement Agreement). Each party to this Deed agrees that it will make no public comment of a disparaging nature in relation to any other party in connection with the business or affairs of any member of the TXUE Group. The parties to this Deed acknowledge that Corp will have an entitlement to file a copy of this Deed with the Securities and Exchange Commission, and that the Operating Companies, Ireland 1 and German Finance will be entitled to make appropriate disclosure as part of their CVA documentation and to creditors’ committees and meetings of creditors and members and as otherwise required by law.

7	NOTICES

7.1	Any notice under this Deed shall be given by being duly transmitted to the following address by facsimile transmission:

7.1.1
in the cases of any of the Operating Companies or Operating Company Officeholders named in Part I of Annex 1, to Ernst & Young LLP of 1 More London Place, London SE1 2EF, facsimile number 020 7951 1345 (for the attention of Alan Bloom and Mike Rollings);

7.1.2
in the cases of Ireland 1, the Ireland 1 Officeholders, German Finance and the German Finance Officeholders, to Ernst & Young LLP of 1 More London Place, London SE1 2EF, facsimile number 020 7951 1345 (for the attention of Alan Bloom and Roy Bailey);

7.1.3
in the cases of TXUEL, the TXUEL Officeholders and any Operating Company or Operating Company Officeholders named in Parts II and III of Annex 1, to KPMG LLP of 8 Salisbury Square, London EC4Y 8BB, facsimile number 020 7694 3011 (for the attention of Jim Tucker); and

7.1.4	in the case of Corp, to TXU Corp., 1601 Bryan Street, Dallas TX 75201, USA, facsimile number +1 214 812 6032 (for the attention of David Poole);

or such other address and numbers as each such party may from time to time expressly substitute for them by notice given to the other parties.

7.2	Any notice under this Deed will be deemed to be given when the relevant facsimile transmission is received in legible form.

8	GOVERNING LAW AND JURISDICTION

8.1	This Deed shall be governed by and construed in accordance with English law.

8.2
The parties hereby irrevocably agree to submit to the exclusive jurisdiction of the High Court of England and Wales in respect of any dispute, action or proceeding arising out of or in connection with this Deed. Each party hereby irrevocably waives any objection which it might have at any time to the High Court being nominated as the forum to hear and determine any such dispute, action or proceeding and for such purpose agrees not to claim that such court is an inconvenient or inappropriate forum.

IN WITNESS of which this Deed has been duly executed and delivered on the date first appearing on this Deed.

SIGNED as a DEED by     )
TXU EUROPE GROUP PLC (in administration),  )
TXU EUROPE ENERGY TRADING LIMITED  )
(in administration),  )
TXU EUROPE POWER LIMITED (in administration) )
TXU UK LIMITED (in administration)   )
EASTERN ELECTRICITY HOLDINGS LIMITED  )
(in administration)   )
TXU (UK) HOLDINGS LIMITED  )
(in administration)   )
ENERGY HOLDINGS (No.6) LIMITED  )
(in administration)   )
each acting by ALAN BLOOM,  )
its Joint Administrator acting as agent  )
and without personal liability, in the presence of:  )

Signature ……………………………..
Name ……………………………..
Address ……………………………..
                ……………………………..

Occupation ……………………………...

SIGNED as a DEED by  )
TXU EUROPE MERCHANT PROPERTIES LIMITED )
(in liquidation)   )
TXU EUROPE MERCHANT GENERATION LIMITED )
(in liquidation)   )
TXU EUROPE POWER DEVELOPMENT LIMITED )
(in liquidation)   )
TXU EUROPE (PARTINGTON) LIMITED  )
(in liquidation)   )
TXU EUROPE POWER PRODUCTION SERVICES  )
LIMITED (in liquidation)  )
TXU EUROPE LEASING (4) LIMITED  )
(in liquidation)   )
TXU EUROPE (BLADE) LIMITED  )
(in liquidation)   )
TXU EUROPE (BLADE NO.2) LIMITED  )
(in liquidation)   )
TXU EUROPE TRADING LIMITED  )
(in liquidation)   )

TXU EUROPE NATURAL GAS (TRADING) LIMITED )
(in liquidation)   )
TXU FINLAND HOLDINGS LIMITED  )
(in liquidation)   )
TXU GERMANY LIMITED  )
(in liquidation)   )
TXU EUROPE OVERSEAS FINANCE LIMITED  )
(in liquidation)   )
TXU EUROPE LEASING (5) LIMITED  )
(in liquidation)   )
PRECIS (2264) LIMITED  )
(in liquidation)   )
TXU EUROPE RENEWABLE GENERATION LIMITED )
(in liquidation)   )
TXU EUROPE IRELAND 1  )
(in liquidation)  )
TXU EUROPE GERMAN FINANCE B.V.  )
(in liquidation)  )
each acting by ALAN BLOOM,  )
its Joint Liquidator acting as agent  )
and without personal liability, in the presence of:  )

Signature ……………………………..
Name ……………………………..
Address ……………………………..
               ……………………………..
Occupation ……………………………...

SIGNED as a DEED by  )
ANGLIAN POWER GENERATORS LIMITED  )
(in administration)   )
PETERBOROUGH POWER LIMITED  )
(in administration)   )
TXU EUROPE POWER SERVICES LIMITED  )
(in administration)   )
each acting by JAMES TUCKER,  )
its Joint Administrator acting as agent and without   )
personal liability, in the presence of:  )

Signature ……………………………..
Name ……………………………..
Address ……………………………..
               ……………………………..
Occupation ……………………………...

SIGNED as a DEED by  )
EASTERN GROUP FINANCE LIMITED  )
(in liquidation)   )
acting by JAMES TUCKER,  )
its Joint Liquidator acting as agent and without   )
personal liability, in the presence of:  )

Signature ……………………………..
Name ……………………………..
Address ……………………………..
               ……………………………..
Occupation ……………………………...

SIGNED as a DEED by  )
TXU DIRECT SALES LIMITED  )
(in liquidation) acting by MARTIN FISHMAN,  )
its Joint Liquidator acting as agent and without   )
personal liability, in the presence of:  )

Signature ……………………………..
Name ……………………………..
Address ……………………………..
                ……………………………..
Occupation ……………………………...

SIGNED as a DEED by  )
ALAN BLOOM, in   )
his own capacity and on behalf of   )
the administrators or liquidators of:  )
TXU Europe Group plc (in administration) )
TXU Europe Energy Trading Limited (in administration) )
TXU Europe Power Limited (in administration) )
TXU UK Limited (in administration) )
Eastern Electricity Holdings Limited (in administration) )
TXU (UK) Holdings Limited (in administration) )
Energy Holdings (No.6) Limited (in administration)  )
TXU Europe Merchant Properties Limited (in liquidation) )
TXU Europe Merchant Generation Limited (in liquidation) )
TXU Europe Power Development Limited (in liquidation) )
TXU Europe (Partington) Limited (in liquidation) )
TXU Europe Power Production Services Limited )
(in liquidation)  )
TXU Europe Leasing (4) Limited (in liquidation) )
TXU Europe (Blade) Limited (in liquidation) )
TXU Europe (Blade No.2) Limited (in liquidation) )
TXU Europe Trading Limited (in liquidation) )
TXU Europe Natural Gas (Trading) Limited (in liquidation) )
TXU Finland Holdings Limited (in liquidation) )
TXU Germany Limited (in liquidation) )
TXU Europe Overseas Finance Limited (in liquidation) )
TXU Europe Leasing (5) Limited (in liquidation) )
Precis (2264) Limited (in liquidation) )
TXU Europe Renewable Generation Limited (in liquidation) )
TXU Europe Ireland 1 (in liquidation) )
TXU Europe German Finance B.V. (in liquidation) )
without personal liability, in the presence of:  )

Signature ……………………………..
Name      ……………………………..
Address ……………………………..
                     ……………………………..
Occupation ……………………………...

SIGNED as a DEED by  )
JAMES TUCKER, in  )
his own capacity and on behalf of   )
the administrators or liquidators of: )
TXU Europe Limited (in administration) )
Anglian Power Generators Limited (in administration) )
Peterborough Power Limited (in administration) )
TXU Europe Power Services Limited (in administration) )
Eastern Group Finance Limited (in liquidation) )
without personal liability, in the presence of:   )

Signature ……………………………..
Name  ……………………………..
Address ……………………………..
               ……………………………..
Occupation ……………………………...

SIGNED as a DEED by  )
MARTIN FISHMAN, in  )
his own capacity and on behalf of   )
ALAN LOVETT, together being the liquidators of: )
TXU Direct Sales Limited (in liquidation) )
without personal liability, in the presence of:   )

Signature ……………………………..
Name  ……………………………..
Address ……………………………..
               ……………………………..
Occupation ……………………………...

SIGNED as a DEED by TXU CORP.  )
acting by Eric H Peterson, Executive  )
Vice President and General Counsel  )
of TXU Corp., duly authorised to   )
sign on behalf of TXU Corp., in the presence of: )

Signature ……………………………..
Name ……………………………..
Address ……………………………..
                ……………………………..
Occupation ……………………………...

SIGNED as a DEED by TXU EUROPE LIMITED  )
(in administration) acting by JAMES TUCKER,  )
its Joint Administrator acting as  )
agent and without personal liability, in the presence of:  )

Signature ……………………………..
Name ……………………………..
Address ……………………………..
                ……………………………..
Occupation ……………………………...

Annex 1

Part I

The Operating Companies
(EY appointed Officeholders)

Company	Status	Company Number	Operating Company Officeholders	Petition Date
TXU Europe Group plc	Administration	03247622	Joint Administrators: Alan Bloom and Roy Bailey of E&Y, together with Philip Wallace and James Tucker of KPMG	19 November 2002
TXU Europe Energy Trading Limited	Administration	03116221	Joint Administrators: Alan Bloom, Roy Bailey and Gareth Hughes of E&Y	19 November 2002
TXU Europe Power Limited	Administration	02353756	Joint Administrators: Alan Bloom and Roy Bailey of E&Y	17 February 2003

Company	Status	Company Number	Operating Company Officeholders	Petition Date
TXU UK Limited	Administration	02937796	Joint Administrators: Alan Bloom, Roy Bailey and Gareth Hughes of E&Y and Christopher Hughes of Talbot Hughes McKillop LLP[2]	19 November 2002
Eastern Electricity Holdings Limited	Administration	04191756	Joint Administrators: Alan Bloom and Roy Bailey of E&Y	18 September 2003
TXU Europe Merchant Properties Limited	Liquidation (CVL)	03181383	Joint Liquidators: Alan Bloom and Roy Bailey of E&Y	29 January 2003
TXU Europe Merchant Generation Limited	Liquidation (CVL)	03116225	Joint Liquidators: Alan Bloom and Roy Bailey of E&Y	29 January 2003
TXU Europe Power Development Limited	Liquidation (CVL)	02529347	Joint Liquidators: Alan Bloom, Roy Bailey and Elizabeth Bingham of E&Y	19 June 2003
TXU Europe (Partington) Limited	Liquidation (CVL)	03210149	Joint Liquidators: Alan Bloom, Roy Bailey and Elizabeth Bingham of E&Y	24 April 2003
TXU Europe Power Production Services Limited	Liquidation (CVL)	03571895	Joint Liquidators: Alan Bloom and Roy Bailey of E&Y	29 January 2003
2  Christopher Hughes appointed on 11 March 2004.

Company	Status	Company Number	Operating Company Officeholders	Petition Date
TXU (UK) Holdings Limited	Administration	02907433	Joint Administrators: Alan Bloom and Roy Bailey of E&Y	27 August 2003
Energy Holdings (No.6) Limited	Administration	04191744	Joint Administrators: Alan Bloom and Roy Bailey of E&Y	18 September 2003
TXU Europe Leasing (4) Limited	Liquidation (CVL)	02969719	Joint Liquidators: Alan Bloom, Roy Bailey and Elizabeth Bingham of E&Y	22 August 2003
TXU Europe (Blade No.2) Limited	Liquidation (CVL)	04165891	Joint Liquidators: Alan Bloom, Roy Bailey and Elizabeth Bingham of E&Y	11 July 2003
TXU Europe (Blade) Limited	Liquidation (CVL)	04195832	Joint Liquidators: Alan Bloom, Roy Bailey and Elizabeth Bingham of E&Y	22 August 2003
TXU Europe Trading Limited	Liquidation (MVL)	03431927	Joint Liquidators: Alan Bloom, Roy Bailey and Elizabeth Bingham of E&Y	24 April 2003
TXU Europe Natural Gas (Trading) Limited	Liquidation (CVL)	02937812	Joint Liquidators: Alan Bloom, Roy Bailey and Elizabeth Bingham of E&Y	11 July 2003
TXU Finland Holdings Limited	Liquidation (CVL)	03571911	Joint Liquidators: Alan Bloom, Roy Bailey and Elizabeth Bingham of E&Y	20 October 2004

Company	Status	Company Number	Operating Company Officeholders	Petition Date
TXU Germany Limited	Liquidation (CVL)	03571857	Joint Liquidators: Alan Bloom, Roy Bailey and Elizabeth Bingham of E&Y	20 October 2004
TXU Europe Overseas Finance Limited	Liquidation (CVL)	03116229	Joint Liquidators: Alan Bloom, Roy Bailey and Elizabeth Bingham of E&Y	24 July 2003
TXU Europe Leasing (5) Limited	Liquidation (CVL)	02512605	Joint Liquidators: Alan Bloom, Roy Bailey and Elizabeth Bingham of E&Y	22 August 2003
Precis (2264) Limited	Liquidation (CVL)	04487349	Joint Liquidators: Alan Bloom, Roy Bailey and Elizabeth Bingham of E&Y	22 August 2003
TXU Europe Renewable Generation Limited	Liquidation (CVL)	03300836	Joint Liquidators: Alan Bloom, Roy Bailey and Elizabeth Bingham of E&Y	20 October 2004
TXU Direct Sales Limited	Liquidation (CVL)	03181389	Joint Liquidators: Alan Lovett and Martin Fishman of E&Y	30 September 2003

Part II

The Operating Companies
(KPMG appointed Officeholders)

Company	Status	Company Number	Operating Company Officeholders	Petition Date
Eastern Group Finance Limited	Liquidation (CVL)	02937764	Joint Liquidators: James Tucker and Jeremy Spratt of KPMG LLP	30 September 2003

Part III

The Operating Companies
(KPMG appointed Officeholders)

Company	Status	Company Number	Operating Company Officeholders	Petition Date
Anglian Power Generators Limited	Administration	02488955	Joint Administrators: James Tucker and Philip Wallace of KPMG LLP	26 June 2003
Peterborough Power Limited	Administration	02353599	Joint Administrators: James Tucker and Philip Wallace of KPMG LLP	26 June 2003
TXU Europe Power Services Limited	Administration	03568319	Joint Administrators: James Tucker and Philip Wallace of KPMG LLP	26 June 2003

Part IV

Ireland 1 and German Finance Officeholders

Company	Status	Company Number	Operating Company Officeholders	Petition Date
TXU Europe German Finance B.V.	Liquidation (CVL)	27251472	Joint Liquidators: Alan Bloom, Roy Bailey and Elizabeth Bingham of E&Y	22 Oct 2004
TXU Europe Ireland 1	Liquidation (CVL)	316371	Joint Liquidators: Alan Bloom, Roy Bailey and Elizabeth Bingham of E&Y	22 Oct 2004

  Schedule 7

Excluded Company Deed of Release

Dated [  ]

Between

EXCLUDED COMPANY [AND ITS OFFICEHOLDERS]

TXU EUROPE LIMITED (IN ADMINISTRATION) AND ITS OFFICEHOLDERS

and

TXU CORP.

______________________________________

EXCLUDED COMPANY DEED OF RELEASE
______________________________________

Cadwalader

Cadwalader, Wickersham & Taft LLP

265 Strand

London, WC2R 1BH

Tel: +44 (0) 20 7170 8700
Fax: +44 (0) 20 7170 8600
Ref: YC/95977.001

	TABLE OF CONTENTS	Page
1	INTERPRETATION	2
2	RELEASES	2
3	FURTHER ASSURANCE	3
4	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT	3
5	OFFICEHOLDERS NOT PERSONALLY LIABLE	3
6	MISCELLANEOUS	4
7	NOTICES	5
8	GOVERNING LAW AND JURISDICTION	5
Annex 1 The Excluded Company Officeholders		8

THIS DEED is made the [  ] day of [  ] 200[  ]

BETWEEN:

(1)
[Excluded Company], a company incorporated in [ ] and having its registered office at [ ] (the “Excluded Company”), [acting by the officeholders named in Annex 1], as agents without personal liability (the “Excluded Company Officeholders”)];

(2)	[The Excluded Company Officeholders];

(3)
TXU Europe Limited (in administration), a company incorporated in England and Wales with company number 03505836, acting by its joint administrators as agents without personal liability and having its registered office at 8 Salisbury Square, London EC4Y 8BB (“TXUEL”);

(4)
The joint administrators of TXUEL, James R Tucker and Philip W Wallace of KPMG LLP of 8 Salisbury Square, London EC4Y 8BB, each acting as agent without personal liability (the “TXUEL Officeholders”); and

(5)	TXU Corp., a corporation incorporated under the laws of Texas in the United States of America and having its registered office at Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201, USA (“Corp”).

WHEREAS:

(A)	Capitalised terms used but not defined in these recitals have the respective meanings set out above or as specified in Clause 1.1 of this Deed.

(B)
Certain companies in the TXUE Group have put Corp, certain of the Corp Persons and certain of the TXUE Persons on notice of claims any or all of them have or may have against any or all of Corp, the Corp Persons and the TXUE Persons. Each of Corp, the Corp Persons and the TXUE Persons denies liability in respect of all such claims.

(C)
The Holding Companies and the KPMG Officeholders have entered into a settlement agreement dated on or about 27 January 2005 with Corp, the Corp Persons and the TXUE Persons (the “Settlement Agreement”). Pursuant to the terms of the Settlement Agreement releases, waivers and discharges will be granted by each of Corp, the Corp Persons and the TXUE Persons for the benefit of, amongst others, the Excluded Company and the Excluded Company Officeholders, subject to the satisfaction of certain conditions.

(D)	It is a condition to the effectiveness of said releases that the Excluded Company and its Excluded Company Officeholders (if any) execute and deliver this Deed on the terms set out below.

(E)	TXUEL, the TXUEL Officeholders and Corp wish to be parties to this Deed for the purposes of enforcement thereof.

NOW IT IS AGREED as follows:

1	INTERPRETATION

1.1	Capitalised terms used but not defined in this Deed have the respective meanings defined in the Settlement Agreement, save where specified or where the context otherwise requires.

1.2
References herein to any numbered Section, Part, Clause, or Annex without further designation shall, unless the context otherwise requires, be construed as a reference to the section, part or clause of or annex to this Deed as so numbered.

1.3	Annexes to this Deed form part of and are deemed to be incorporated in this Deed.

1.4	Section headings of and in any Annex to this Deed are for convenience only and shall not be taken into account in the interpretation of this Deed.

1.5	References in this Deed to any statute or statutory provision shall mean that statute or statutory provision as amended and in force as at the date of this Deed.

1.6	Words used in this Deed importing the plural shall include the singular and vice versa.

1.7
The term “person” when used in this Deed shall include an individual, a firm, a body corporate, an unincorporated association, a partnership and a person’s legal personal representatives or successors.

1.8	Statements contained in the recitals to this Deed shall be considered in the interpretation of this Deed.

2	RELEASES

2.1	The terms of this Section 2 shall become effective subject to and immediately upon the later of:

2.1.1	receipt of the Settlement Sum and the Reimbursement Sums in accordance with Section 2 of the Settlement Agreement; and

2.1.2	the execution of this Deed by all parties hereto.

2.2
In consideration of the releases, waivers and discharges to be given to [it ][them] under Section 5 of the Settlement Agreement [each of] the Excluded Company [and the Excluded Company Officeholders] hereby irrevocably releases, waives and discharges, to the maximum extent permitted by law, any and all Claims it has or may have against any or all of:

2.2.1	the TXUE Persons;

2.2.2	the TXUE Third Parties;

2.2.3	Corp;

2.2.4	the Corp Persons; and

2.2.5	the Corp Third Parties.

2.3
TXUEL and Corp agree they shall not consent to any amendment or supplement to Section 5 of the Settlement Agreement without first having obtained the consent of the Excluded Company and its Excluded Company Officeholders (if any).

3	FURTHER ASSURANCE

Each party shall at its own cost do and execute or procure to be done and executed all necessary acts, deeds, documents and things reasonably within its power to give effect to this Deed.

4	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT

4.1	It is expressly intended and agreed by the parties that each of:

4.1.1	the TXUE Persons;

4.1.2	the TXUE Third Parties;

4.1.3	the Corp Persons; and

4.1.4	the Corp Third Parties,

shall be entitled in its own right to enforce such releases, waivers and discharges as may be given to it and become effective under the terms of this Deed by virtue of and in accordance with the Contracts (Rights of Third Parties) Act 1999.

4.2	With the exception of the persons referred to in Clause 4.1, a person who is not a party to this Deed may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999.

4.3	No consent of any third party (including for the avoidance of doubt, any person referred to in Clause 4.1) shall be required to amend, waive, substitute or supplement any provisions of this Deed.

4.4
The parties to this Deed may rescind or vary this Deed or any of its terms without the consent of any person referred to in Clause 4.1, even if the rights of any such person under Clause 4.1 shall, by reason of such rescission or variation, be extinguished or altered.

5	OFFICEHOLDERS NOT PERSONALLY LIABLE

5.1	This Deed is entered into by [the Excluded Company Officeholders and] the TXUEL Officeholders as agents, in each case, without personal liability.

5.2	The Parties to this Deed acknowledge and agree that:

5.2.1
none of the Excluded Company Officeholders (if any), the TXUEL Officeholders nor their respective firms, fellow members, partners, employees, agents, advisers or representatives shall incur any personal liability under, or by virtue of, this Deed, nor in relation to any related matter or claim howsoever, whenever and wherever arising, and whether such claim is formulated in contract and/or tort or by reference to any other remedy or right, and in whatever jurisdiction or forum;

5.2.2
none of the Excluded Company Officeholders (if any), the TXUEL Officeholders nor their respective firms, fellow members, partners, employees, agents, advisers or representatives has given or entered into any collateral undertakings, representations, warranties or deeds in connection with this Deed;

5.2.3
save as specified above, the Excluded Company Officeholders (if any) and the TXUEL Officeholders are parties to this Deed in their personal capacities solely for the purpose of receiving the benefit of the exclusions, limitations, undertakings, covenants and releases in their favour as provided in or effected by this Deed; and

5.2.4
nothing in this Deed shall operate to restrict or affect in any way any right of the Excluded Company Officeholders (if any) or the TXUEL Officeholders to an indemnity or assurance to which by law they are entitled.

6	MISCELLANEOUS

6.1	This Deed constitutes the whole agreement between the parties hereto relating to its subject matter.

6.2
This Deed supersedes any other agreement or arrangement entered into between the parties with respect to the subject matter hereof and, to the extent that any other agreement or arrangement has been entered into by any party which contains provisions inconsistent with the terms of this Deed, the terms of this Deed shall prevail.

6.3	If any term of this Deed is deemed illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

6.3.1	the legality, validity or enforceability in that jurisdiction of any other term of this Deed; or

6.3.2	the legality, validity or enforceability in other jurisdictions of that term or any other term of this Deed.

6.4
This Deed shall be binding upon and inure for the benefit of the parties hereto, their successors and assigns. It is the intention of the parties hereto that this Deed shall be binding to the maximum extent permitted by law upon their successors and assigns, an appointed liquidator for any such companies or other trustee or agent for creditors in connection with any insolvency proceedings.

6.5	This Deed shall not be modified, amended or supplemented except in writing signed by each of the parties hereto.

6.6	This Deed may be executed in two or more counterparts each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

6.7	The parties shall each bear their own costs in connection with the preparation, negotiation, execution and implementation of this Deed.

6.8
Except as set out in this Clause 6.8, no public announcement of the terms of this Deed, the Settlement Agreement or their implementation shall be made (save by Corp and the TXUEL Officeholders as permitted by the Settlement Agreement). Each party to this Deed agrees that it will make no public comment of a disparaging nature in relation to any other party in connection with the business or affairs of any member of the TXUE Group. The parties to this Deed acknowledge that Corp will have an entitlement to file a copy of this Deed with the Securities and Exchange Commission, and that the Excluded Company will be entitled to make appropriate disclosure as part of any CVA documentation and to creditors’ committees and meetings of creditors and members and as otherwise required by law.

7	NOTICES

7.1	Any notice under this Deed shall be given by being duly transmitted to the following address by facsimile transmission:

7.1.1	in the cases of the Excluded Company and the Excluded Company Officeholders (if any), to the address and facsimile number specified, and for the attention of the person named, in Annex 1;

7.1.2	in the cases of TXU Europe Limited and the TXUEL Officeholders, to KPMG LLP of 8 Salisbury Square, London EC4Y 8BB, facsimile number 020 7694 3011 (for the attention of Jim Tucker); and

7.1.3	in the case of Corp, to TXU Corp., 1601 Bryan Street, Dallas TX 75201, USA, facsimile number +1 214 812 6032 (for the attention of David Poole);

or such other address and numbers as each such party may from time to time expressly substitute for them by notice given to the other parties.

7.2	Any notice under this Deed will be deemed to be given when the relevant facsimile transmission is received in legible form.

8	GOVERNING LAW AND JURISDICTION

8.1	This Deed shall be governed by and construed in accordance with English law.

8.2
The parties hereby irrevocably agree to submit to the exclusive jurisdiction of the High Court of England and Wales in respect of any dispute, action or proceeding arising out of or in connection with this Deed. Each party hereby irrevocably waives any objection which it might have at any time to the High Court being nominated as the forum to hear and determine any such dispute, action or proceeding and for such purpose agrees not to claim that such court is an inconvenient or inappropriate forum.

IN WITNESS of which this Deed has been duly executed and delivered on the date first appearing on this Deed.

SIGNED as a DEED by  )
[details of Excluded Company] acting by  )
its joint administrators[/liquidators],  )
as agents and without personal liability[/directors],  )
in the presence of:  )

Signature …………………………..
Name …………………………..
Address …………………………..
                …………………………..
Occupation …………………………...

[SIGNED as a DEED by [EXCLUDED   )
COMPANY OFFICEHOLDER], in his own  )
capacity and on behalf of [OTHER EXCLUDED  )
COMPANY OFFICEHOLDERS],  )
without personal liability, in the presence of:  )

Signature ……………………………..
Name ……………………………..
Address ……………………………..
              ……………………………..
Occupation ……………………………..]

SIGNED as a DEED by TXU EUROPE LIMITED  )
(in administration) acting by JAMES TUCKER,  )
its joint administrator acting as agent  )
and without personal liability, in the presence of:  )

Signature …………………………...
Name …………………………...
Address …………………………...
                …………………………...
Occupation …………………………...

SIGNED as a DEED by JAMES TUCKER, in his own  )
capacity and on behalf of the administrators of   )
TXU EUROPE LIMITED (in administration),  )
without personal liability, in the presence of:  )

Signature ……………………………..
Name ……………………………..
Address ……………………………..
               ……………………………..
Occupation ……………………………..

SIGNED as a DEED by TXU CORP.,  )
acting by Eric H Peterson, Executive Vice  )
President and General Counsel of TXU Corp.,   )
duly authorised to sign on behalf of TXU Corp.,   )
in the presence of:  )

Signature ……………………………..
Name ……………………………..
Address ……………………………..
                ……………………………..
Occupation ……………………………..

Annex 1

Excluded Company Officeholders

Schedule 8

Terms of Holding Company CVA Creditor Release

Terms of a Holding Company CVA providing, to the extent permitted by law, for:

(a)
The release, waiver and discharge of any and all Claims that any and all of the CVA Creditors of the relevant Holding Company have or may have solely by virtue of or arising out of their capacities as CVA Creditors (and, for the avoidance of doubt, not by virtue of or arising out of any other capacities they may have) against any or all of Corp, the Corp Persons, the Corp Third Parties, the TXUE Persons, the TXUE Third Parties and, solely in respect of Claims arising by virtue of acts or omissions on or before 19 November 2002, any person not specified previously who acted as arranger, manager, trustee, registrar, dealer in respect of a bond or note programme, agent or adviser in respect of indebtedness of any member of the TXUE Group;

(b)
Covenants by all CVA Creditors of the relevant Holding Company and on behalf of their successors and assigns not to support (financially or otherwise), sanction or procure the sanction of, assist or join with the KPMG Officeholders or any Officeholders in either the pursuit of any Statutory Claims or any assignment of the proceeds thereof (save as specified in (d) below) or the commencement of a winding-up, dissolution or any other insolvency proceeding in relation to the relevant Holding Company;

(c)
A declaration by all CVA Creditors of the relevant Holding Company constituting an immediate trust in favour of Corp of the right of any and all of the CVA Creditors to receive any distribution consequential upon or attributable to the pursuit of any Statutory Claim, and the appointment of such Holding Company as the sole trustee in respect of such trust, which appointment is to be thereby accepted by such Holding Company;

(d)
The assignment by any and all CVA Creditors of the relevant Holding Company (expressed in terms to be binding on their successors and assigns) of any right they may have to receive any distribution consequential upon or attributable to the pursuit of any Statutory Claim and/or the proceeds of any such distribution (whether such right arises as a consequence of the failure of the trust provided for in (c) above or otherwise) to Corp or such other person as Corp may direct and without any payments being made or sought by or from any person in relation to the said assignments;

(on the basis that the terms described in (c) and (d) above shall not include, constitute or effect a declaration of trust over or an assignment of any underlying Claims against the relevant Holding Company); and

(e)
Corp, Corp Persons, Corp Third Parties, TXUE Persons, the TXUE Third Parties and the persons specified thereafter in (a) above to be entitled to enforce the benefit of each of the provisions set out above in their favour pursuant to the Contracts (Rights of Third Parties) Act 1999.

Schedule 9
Principal Creditors

Aegon USA Investment Management, LLC
Appaloosa Investment Limited Partnership I
Appaloosa Management L.P.
Banc of America Securities Limited
Barclays Bank PLC
D.K. Acquisition Partners LP
Deutsche Bank AG (London Branch)
Deutsche Bank International Limited
Deutsche Bank Luxembourg S.A.
Goldman Sachs Credit Partners L.P.
Greywolf Loan Participation LLC
King Street Capital, L.P.
King Street Capital, Ltd.
M&G Investment Management Limited
M.H. Davidson & Co, LLC
Morgan Stanley Bank International Limited
Morgan Stanley Capital Services Inc.
Morgan Stanley & Co. International limited
Primerica Life Insurance Company
Redwood Capital
The Travelers Life and Annuity Company
The Travelers Insurance Company
Värde Partners, Inc.

Schedule 10
Principal Creditor Deed of Release

Dated [  ]

Between

[PRINCIPAL CREDITOR]

CORP PERSONS

TXUE PERSONS

and

TXU CORP.

__________________________________
PRINCIPAL CREDITOR DEED OF RELEASE
__________________________________

Cadwalader

Cadwalader, Wickersham & Taft LLP
265 Strand
London, WC2R 1BH

Tel: +44 (0) 20 7170 8700
Fax: +44 (0) 20 7170 8600
Ref: YC/95977.001

1	INTERPRETATION	2
2	RELEASES	3
3	REPRESENTATIONS AND WARRANTIES	3
4	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT	5
5	TERMINATION	5
6	MISCELLANEOUS	5
7	NOTICES	6
8	GOVERNING LAW AND JURISDICTION	7
Annex 1 The Corp Persons		11
Annex 2 The TXUE Persons		12
Annex 3 The Lock-Up Agreement (without schedules)		13
Annex 4 The Principal Creditor’s Debt		14

THIS DEED is made the [ ] day of January 2005

BETWEEN:

(1)	[Principal Creditor], of [ ], acting solely in its capacity as a creditor of one or more of the Holding Companies or one or more of the Operating Companies (“Principal Creditor”);

(2)	The past or present directors, officers and employees of Corp named in Annex 1 hereto, acting solely in their respective capacities as such (the “Corp Persons”);

(3)
The past or present directors, officers, employees and advisers of the Holding Companies and the Operating Companies named in Annex 2 hereto, acting solely in their capacities as such (the “TXUE Persons”); and

(4)	TXU Corp., a corporation incorporated under the laws of Texas in the United States of America and having its registered office at Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201, USA (“Corp”).

WHEREAS:

(A)	Capitalised terms used below have the respective meanings set out above or as specified in Section 1 of this Deed.

(B)
The Holding Companies and the KPMG Officeholders have entered, or intend to enter, into a settlement agreement dated on or about 27 January 2005 with Corp, the Corp Persons and the TXUE Persons (the “Settlement Agreement”). It is or will be a condition precedent to the payment by Corp of sums under the Settlement Agreement that the Principal Creditor execute this Deed of Release.

(C)
Certain creditors of the TXUE Group have put Corp, certain of the Corp Persons and certain of the TXUE Persons on notice of claims that they have or may have against any and all of Corp, the Corp Persons and the TXUE Persons. Each of Corp, the Corp Persons and the TXUE Persons denies liability in respect of all such claims.

(D)
The KPMG Officeholders intend to propose CVAs for certain of the Holding Companies, including the Core Holding Company CVAs, each to be considered by meetings of members and creditors to be convened on or before 30 April 2005. The Principal Creditor is or will become bound to vote its Debt in favour of the KPMG Officeholders’ proposals for Core Holding Company CVAs by and subject to the terms of the Lock-Up Agreement.

(E)
Subject to the terms of this Deed, the parties wish to agree a full and final settlement for all purposes of all matters arising out of or in relation to the conduct of Corp, the Corp Persons and the TXUE Persons in connection with the business or affairs of any member of the TXUE Group and all losses and potential losses suffered or alleged to be suffered by the Principal Creditor.

NOW IT IS AGREED as follows:

1	INTERPRETATION

1.1
Capitalised terms used but not defined in this Deed have the respective meanings defined in the Settlement Agreement, save where specified or where the context otherwise requires. In addition, the following capitalised terms used in this Deed have the following meanings:

“Debt” means the total amount of the claims of the Principal Creditor against any of the Holding Companies, whether in respect of bonds, obligations under the Revolving Credit Facility or otherwise (including for the avoidance of doubt in respect of any guarantees and indemnities);

“Lock-Up Agreement” means the lock-up agreement between TXUEL, the Principal Creditor and others as executed and dated on or about the date hereof and attached (without schedules) at Annex 3; and

“Revolving Credit Facility” means the £900 million revolving credit facility agreement between TXUEL as a borrower and guarantor, Barclays Capital, J.P. Morgan Plc, Salomon Brothers International Limited and The Royal Bank of Scotland plc as arrangers, the financial institutions named in schedule 1 thereto as original lenders, The Royal Bank of Scotland plc as the LC issuing bank and J.P. Morgan Europe Limited (formerly Chase Manhattan International Limited) as facility agent dated 19 November 2001 (as supplemented, amended and restated from time to time).

1.2
References herein to any numbered Section, Part, Clause or Annex without further designation shall, unless the context otherwise requires, be construed as a reference to the section, part or clause of or annex to this Deed as so numbered.

1.3	Annexes to this Deed form part of and are deemed to be incorporated in this Deed.

1.4	Section headings of and in any Annex to this Deed are for convenience only and shall not be taken into account in the interpretation of this Deed.

1.5	References in this Deed to any statute or statutory provision shall mean that statute or statutory provision as amended and in force as at the date of this Deed.

1.6	Words used in this Deed importing the plural shall include the singular and vice versa.

1.7
The term “person” when used in this Deed shall include an individual, a firm, a body corporate, an unincorporated association, a partnership and a person’s legal personal representatives or successors.

1.8	Statements contained in the recitals to this Deed shall be considered in the interpretation of this Deed.

2	RELEASES

2.1
The terms of this Section 2 shall become effective subject to and immediately upon receipt of the Settlement Sum and the Reimbursement Sums in accordance with Section 2 of the Settlement Agreement. For the avoidance of doubt, nothing in this Deed shall operate to waive, discharge, release or in any way prejudice any of the Claims referred to in Section 2 of this Deed prior to the receipt of the Settlement Sum and the Reimbursement Sums in accordance with Section 2 of the Settlement Agreement.

2.2
In consideration of and conditional upon receipt of the Settlement Sum and the Reimbursement Sums in accordance with Section 2 of the Settlement Agreement and the releases to be given to it hereunder, the Principal Creditor hereby irrevocably releases, waives and discharges any and all Claims it has or may have solely by virtue of or arising out of its capacity as a creditor of one or more of the Holding Companies or one or more of the Operating Companies against any or all of:

2.2.1	Corp;

2.2.2	the Corp Persons;

2.2.3	the Corp Third Parties;

2.2.4	the TXUE Persons;

2.2.5	the TXUE Third Parties; and

2.2.6
solely in respect of Claims arising by virtue of acts or omissions on or before 19 November 2002, any person not otherwise specified in this Clause 2.2 who acted as arranger, manager, trustee, registrar, dealer in respect of a bond or note programme, agent or adviser in respect of indebtedness of any member of the TXUE Group.

2.3
In consideration of the releases, waivers and discharges to be given to them hereunder, each of Corp, the Corp Persons and the TXUE Persons hereby irrevocably releases, waives and discharges any and all Claims it has or may have against the Principal Creditor.

2.4	For the avoidance of doubt:

2.4.1
nothing in this Deed is intended to prejudice the effectiveness of any discharge, waiver or release of Claims given by the Principal Creditor pursuant to the terms of a CVA Creditor Release in a Holding Company CVA; and

2.4.2
nothing in this Deed is intended to effect a release, waiver or discharge of any Claims that the Principal Creditor has or may have by virtue of or arising out of any capacity other than as a creditor of one or more of the Holding Companies or one or more of the Operating Companies, including without limitation that of an arranger, manager, trustee, registrar, dealer in respect of a bond or note programme, agent or adviser.

3	REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

3.1	The Principal Creditor represents, warrants and undertakes:

3.1.1	that on the date of this Deed it is the legal and/or beneficial owner of and/or the owner of the economic interest in the Debt as set out in Annex 4;

3.1.2
that from the date of this Deed until the earlier of (i) the Effective Date or (ii) termination of this Deed pursuant to Clause 5, it shall not sell, assign, sub-participate or transfer an interest in all or any part of the Debt unless before such transfer:

(a)	the proposed transferee enters into a Principal Creditor Deed of Release; and

(b)	the Principal Creditor provides a certified copy of the executed Principal Creditor Deed of Release referred to in 3.1.2(a) above to Corp.

3.2	Each of the Principal Creditor and Corp represents, warrants and undertakes that:

3.2.1
it has the power, capacity and authority to execute this Deed and to exercise its rights and perform its obligations hereunder and that all corporate and other action required to authorise the execution of this Deed and the performance of its obligations hereunder has been duly taken;

3.2.2
it has, or has provided all consents and any other necessary authorisations and approvals required to enable it, or its authorised representative, lawfully to enter into, execute, perform and comply with its obligations under this Deed and such authorisations, consents and approvals are in full force and effect;

3.2.3	to the best of its knowledge, information and belief, no steps have been taken for the revocation or cancellation of any necessary consents, authorisations and approvals;

3.2.4
all other acts, conditions and things required to be done, fulfilled and performed in order (i) to enable it to lawfully enter into and to exercise its rights under and perform the obligations assumed by it in this Deed and (ii) to ensure that the obligations expressed to be assumed by it in the Deed are legal, valid and binding have been done, fulfilled and performed; and

3.2.5	it has not entered into any pending agreements, transactions or negotiations that would render this Deed, or any part of it, void, voidable or unenforceable.

3.3	Each of the Corp Persons and the TXUE Persons represents, warrants and undertakes that:

3.3.1	it has the necessary power, capacity and authority to execute, (including, where applicable, on behalf of other parties to this Deed) and perform its obligations under this Deed; and

3.3.2	this Deed is valid and binding upon it in accordance with its terms.

3.4
Each of the parties acknowledges and agrees that, save as expressly referred to herein, in entering into this Deed it has not relied on any statement, representation or silence of any other party to this Deed.

4	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT

4.1
It is expressly intended and agreed by the parties that each of the TXUE Third Parties, the Corp Third Parties and the persons specified in Clause 2.2.6 shall be entitled in its own right to enforce such releases, waivers and discharges as may be given to it and become effective under the terms of this Deed by virtue of and in accordance with the Contracts (Rights of Third Parties) Act 1999.

4.2	With the exception of the persons referred to in Clause 4.1, a person who is not a party to this Deed may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999.

4.3	No consent of any third party (including for the avoidance of doubt, any person referred to in Clause 4.1) shall be required to amend, waive, substitute or supplement any provisions of this Deed.

4.4
The parties to this Deed may rescind or vary the Deed or any of its terms without the consent of any person referred to in Clause 4.1, even if the rights of any such person under Clause 4.1 shall, by reason of such rescission or variation, be extinguished or altered.

5	TERMINATION

5.1
This Deed shall terminate in the event that the payment of the Settlement Sum and the Reimbursement Sums in accordance with Section 2 of the Settlement Agreement has not occurred on or before (i) 30 November 2005 or (ii) the making of any announcement or giving of any notice by the KPMG Officeholders of an intention not to proceed with the Core Holding Company CVAs.

6	MISCELLANEOUS

6.1	Subject to Clause 2.4.1, this Deed constitutes the whole agreement between the parties hereto relating to its subject matter.

6.2
Subject to Clause 2.4.1, this Deed supersedes any other agreement or arrangement entered into between the parties with respect to the subject matter hereof and, to the extent that any other agreement or arrangement has been entered into by any party which contains provisions inconsistent with the terms of this Deed, the terms of this Deed shall prevail.

6.3	If any term of this Deed is deemed illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

6.3.1	the legality, validity or enforceability in that jurisdiction of any other term of this Deed; or

6.3.2	the legality, validity or enforceability in other jurisdictions of that term or any other term of this Deed.

6.4
This Deed shall be binding upon and inure for the benefit of the parties hereto, their successors and assigns. It is the intention of the parties hereto that this Deed shall be binding upon their successors and assigns to the maximum extent permitted by law.

6.5	This Deed must not be modified, amended or supplemented except in writing signed by each of the parties hereto.

6.6	This Deed may be executed in two or more counterparts each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

6.7	The parties shall each bear their own costs in connection with the preparation, negotiation, execution and implementation of this Deed.

6.8
Except as set out in this Clause 6.8, no public announcement of the terms of this Deed or the Settlement Agreement or their implementation shall be made (save by Corp as permitted by the Settlement Agreement). Each party to this Deed agrees that it will make no public comment of a disparaging nature in relation to any other party in connection with the business or affairs of any member of the TXUE Group. The parties to this Deed acknowledge that Corp and the Principal Creditor shall be entitled to make such disclosures as are required by law.

7	NOTICES

7.1	Any notice under this Deed shall be given by being duly transmitted to the following address by facsimile transmission:

7.1.1	in the case of the Principal Creditor, to [ ] and marked for the attention of [ ];

7.1.2
in the cases of the TXUE Persons named in Part II of Annex 2, to Berwin Leighton Paisner, Adelaide House, London Bridge, London EC4R 9HA, facsimile number 020 7760 1111 (for the attention of BLAR/DAP/DUL/SJNS/21146/2);

7.1.3
in the cases of the TXUE Persons named in Part III of Annex 2, to Lovells, Atlantic House, Holborn Viaduct, London EC1A 2FG facsimile number 020 7296 2001 (for the attention of Russell Sleigh/Jeremy Cole); and

7.1.4	in the cases of Corp and the TXUE Persons named in Part I of Annex 2, to TXU Corp., 1601 Bryan Street, Dallas TX 75201, USA, facsimile number +1 214 812 6032 (for the attention of David Poole);

or such other address and numbers as each such party may from time to time expressly substitute for them by notice given to the other parties.

7.2	Any notice under this Deed will be deemed to be given when the relevant facsimile transmission is received in legible form.

8	GOVERNING LAW AND JURISDICTION

8.1	This Deed shall be governed by and construed in accordance with English law.

8.2
The parties hereby irrevocably agree to submit to the exclusive jurisdiction of the High Court of England and Wales in respect of any dispute, action or proceeding arising out of or in connection with this Deed. Each party hereby irrevocably waives any objection which it might have at any time to the High Court being nominated as the forum to hear and determine any such dispute, action or proceeding and for such purpose agrees not to claim that such court is an inconvenient or inappropriate forum.

IN WITNESS of which this Deed has been duly executed and delivered on the date first appearing on this Deed.

SIGNED as a DEED by [Principal Creditor] )
acting by [insert name], )
duly authorised to sign on behalf of [Principal )
Creditor], in the presence of: )

Signature ……………………………..
Name ……………………………..
Address ……………………………..
                ……………………………..
Occupation ……………………………...

SIGNED as a DEED by Eric H Peterson,  )
Executive Vice President and General  )
Counsel of TXU Corp., duly authorised  )
to sign on behalf of the CORP PERSONS,  )
in the presence of:     )

Signature ……………………………..
Name ……………………………..
Address ……………………………..
                ……………………………..
Occupation ……………………………..

SIGNED as a DEED by TXU CORP.,  )
acting by Eric H Peterson, Executive  )
Vice President and General Counsel  )
of TXU Corp., duly authorised to sign   )
on behalf of TXU Corp., in the presence of: )

Signature ……………………………..
Name ……………………………..
Address ……………………………..
                ……………………………..
Occupation ……………………………..

SIGNED as a DEED by Eric H Peterson,    )
Executive Vice-President and General Counsel of )
TXU Corp., duly authorised to sign on behalf of  )
the TXUE PERSONS named in Part I of Annex  )
2 herein, in the presence of:     )

Signature ……………………………..
Name  ……………………………..
Address ……………………………..
                ……………………………..
Occupation ……………………………..

SIGNED as a DEED by BERWIN LEIGHTON  )
PAISNER acting by Benjamin M. Larkin, Partner, )
duly authorised to sign on behalf of the TXUE )
PERSONS named in Part II of Annex 2, in the )
presence of:

Signature ……………………………..
Name       ……………………………..
Address ……………………………..
                ……………………………..
Occupation ……………………………..

SIGNED as a DEED by LOVELLS acting by   )
Russell HP Sleigh, Partner, duly authorised to sign on  )
behalf of Lovells and any of its partners or employees,  )
including employees of Lovells Services Limited,   )
solely in its and their capacities as former advisers to any )
or all of the Holding Companies, in the presence of:  )

Signature ……………………………..
Name  ……………………………..
Address ……………………………..
                ……………………………..
Occupation ……………………………..

Annex 1

The Corp Persons

Derek C Bonham
Brian A Dickie
H Jarrell Gibbs
Michael J McNally
Erle A Nye
Eric H Peterson
Philip G Turberville
Robert A Wooldridge

Jerry S Farrington
William M Griffin
Kerney Laday
Jack E Little
Margaret N Maxey
James E Oesterreicher
Charles R Perry
Herbert H Richardson

Manu Asthana
Thomas L Baker
Andrew C Cameron
John E Crawford Jr.
John P Gamino
Michael J Garberding
Anthony R Horton
Jerry D Hunt
Kirk R Oliver
Paul F O’Malley
Stanley J Szlauderbach
Peter B Tinkham
Philip S Toler
Max Underwood

Annex 2

The TXUE Persons

Part I

Derek C Bonham
Brian A Dickie
H Jarrell Gibbs
Michael J McNally
Erle A Nye
Eric H Peterson
Philip G Turberville
Robert A Wooldridge

Part II

Henry Birt
Howard Goodbourn
Brian Hutchinson
Paul C Marsh
Martin Murray
Roger Partington
Willem Smit
Martin S W Stanley
Gary Wiffin

Part III

Lovells and any of its partners or employees, including employees of Lovells Services Limited, solely in its and their capacities as former advisers to any or all of the Holding Companies.

Annex 3

The Lock-Up Agreement (without schedules)

Annex 4

Principal Creditor’s Debt (Clause 3.1)